                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement        / /  Confidential, for Use of the Commission
                                             Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           SANTA BARBARA BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

         -----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                        [SANTA BARBARA BANCORP LETTERHEAD]





March 14, 1996




Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Santa Barbara Bancorp on Tuesday, April 23, 1996, at 2:00 p.m. The meeting will be held at the Lobero Theatre, 33 E. Canon Perdido, Santa Barbara, California.

We shall present a report on the 1995 performance of Santa Barbara Bancorp and Santa Barbara Bank & Trust as well as an outline of our plans for the year 1996. A question and answer period will follow.

We look forward to your attendance at this meeting as it provides us with the opportunity to hear your views as we discuss the progress of Santa Barbara Bancorp.

We respectfully ask that you sign, date and mail the enclosed proxy promptly in the stamped envelope which has been provided. By doing so, your shares will be voted if you are unable to attend the meeting.

Thank you.

Sincerely yours,


[SIG]


Donald M. Anderson
Chairman of the Board


[SIG]


David W. Spainhour
President


[SIG]


William S. Thomas, Jr.
President & Chief Executive Officer
Santa Barbara Bank & Trust


Enclosures
CM

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            OF SANTA BARBARA BANCORP

                           TO BE HELD APRIL 23, 1996


TO THE SHAREHOLDERS OF SANTA BARBARA BANCORP:

     NOTICE IS HEREBY GIVEN that, pursuant to the call of its Board of Directors, an annual Meeting of Shareholders (the "Meeting") of Santa Barbara Bancorp (the "Company") will be held at the Lobero Theater, 33 E. Canon Perdido, Santa Barbara, California, on Tuesday, April 23, 1996, at 2:00 P.M., for the purpose of considering and voting on the following matters:

    1. Election of Directors. Electing nine (9) persons to the Board of Directors to serve until the 1997 Annual Meeting or until their successors are elected and have qualified. The persons nominated by Management to serve as Directors are: Donald M. Anderson, Frank Barranco, M.D., Edward E. Birch, Richard M. Davis, Anthony Guntermann, Dale E. Hanst, Harry B. Powell, David W. Spainhour and William S. Thomas, Jr.;

    2. Directors' Stock Option Plan. To consider and approve the Company's 1996 Directors' Stock Option Plan;

    3. Restricted Stock Option Plan. For approval to increase the number of shares allocated to the Amended and Restated Restricted Stock Option Plan;

    4. Selection of Auditors. To vote upon a recommendation of the Board of Directors of the Company to approve the selection of Arthur Andersen, LLP to serve as independent certified public accountants for the Company for the 1996 calendar year; and

    5. Other Business. Transacting such other business as may properly come before the Meeting, and any adjournments thereof.

     The Board of Directors has fixed the close of business on March 1, 1996 as the record date for determination of shareholders entitled to notice of, and the right to vote at, the Meeting.

     Section 3.6 of the By-laws sets forth the procedure for nomination of Directors. That Section provides:

         Section 3.6 Nomination of Directors.

                 3.6.1 Authority to Make Nominations. Nominations for Directors may be made by the Board of Directors or by any holder of record of any outstanding class of capital stock of the Corporation entitled to vote for the election of Directors.

                 3.6.2 Nomination Procedures. At annual meetings and special meetings of the shareholders called by the Board of Directors, nominations for Directors, other than those approved by the Board of Directors of the Corporation, shall be made in writing and shall be delivered or mailed to the Secretary of the Corporation at its principal place of business not less than fourteen (14) days nor more than fifty (50) days prior to scheduled date of the meeting; provided, however, that if less than twenty-one (21) days' notice of the meeting is given to the shareholders, such nominations shall be mailed or delivered to the Secretary of the Corporation not later than the close of business on the seventh (7th) day following the day on which notice of the meeting was mailed to the shareholders. Any such notification shall (a) be accompanied by a written statement signed and acknowledged by the nominee consenting to his or her nomination and agreeing to serve as Director if elected by the shareholders, and (b) shall contain the following information, to the extent known to the nominating shareholder:

             A.   The name and address of each proposed nominee;

             B. The total number of shares of capital stock of the Corporation expected to be voted for each proposed nominee;

             C. The principal occupation of each proposed nominee;

             D.   The name and residence address of the
                  nominating shareholder; and

             E. The number of shares of capital stock of the Corporation owned by the nominating shareholder.

             3.6.3 Defective Nominations. Nominations not made in accordance with this Section 3.6 may be disregarded by the Chairperson of the meeting, at his or her discretion, and upon the instructions of the Chairperson, the inspectors of the election may disregard any votes cast for any such nominee.

             3.6.4 Exceptions. The provisions of this Section 3.6 shall apply only to nominations for Directors who are to be elected at the annual meeting or any special meeting of shareholders called by the Board of Directors, and this Section shall not apply to (a) nominations for Directors who are to be elected at a special meeting of shareholders properly called by the shareholders at which Directors are to be elected pursuant to Section 305 of the California Corporations Code to fill a vacancy on the Board of Directors, or (b) the election of Directors by the written consent of the shareholders pursuant to
Section 603 of the California Corporations Code."

     You are urged to vote in favor of each of the proposals by so indicating on the enclosed proxy and by signing and returning the enclosed proxy as promptly as possible, whether or not you plan to attend the Meeting in person. The enclosed proxy is solicited by the Company's Board of Directors. Any shareholder giving a proxy may revoke it prior to the time it is voted by notifying the Secretary, in writing, to that effect, by filing with him a later dated proxy, or by voting in person at the Meeting.

                                       By Order of the Board of Directors



                                       [SIG]
                                       ______________________________________
                                       Donald M. Anderson,
                                       Chairman of the Board

Dated:  March 15, 1996

                                PROXY STATEMENT
                                     FOR AN
                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                             SANTA BARBARA BANCORP
                              1021 ANACAPA STREET
                            SANTA BARBARA, CA  93101

                           TO BE HELD APRIL 23 , 1996


                                  INTRODUCTION

     This proxy statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") of Santa Barbara Bancorp (the "Company"), to be held at the Lobero Theater, 33 E. Canon Perdido, Santa Barbara, California, 93101, at 2:00 P.M. on Tuesday, April 23, 1996, and at all adjournments thereof.

     It is expected that this proxy statement and accompanying Notice and form of proxy will be mailed to shareholders on or about March 15, 1996.

     The matters to be considered and voted upon at the Meeting will include:

    1. Election of Directors. Electing nine (9) persons to the Board of Directors to serve until the 1997 Annual Meeting or until their successors are elected and have qualified. The persons nominated by Management to serve as Directors are: Donald M. Anderson, Frank Barranco, M.D., Edward E. Birch, Richard M. Davis, Anthony Guntermann, Dale E. Hanst, Harry B. Powell, David W. Spainhour and William S. Thomas, Jr.;

    2. Directors' Stock Option Plan. To consider and approve the Company's 1996 Directors' Stock Option Plan;

    3. Restricted Stock Option Plan. For approval to increase the number of shares allocated to the Amended and Restated Restricted Stock Option Plan;

    4. Selection of Auditors. To vote upon the recommendation of the Board of Directors of the Company to approve the selection of Arthur Andersen, LLP to serve as independent certified public accountants for the Company for the 1996 calendar year; and

    5. Other Business. Transacting such other business as may properly come before the Meeting, and any adjournments thereof.


                            REVOCABILITY OF PROXIES

     A proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such proxy has the right to revoke it at any time before it is exercised, (a) by filing with the Secretary of the Company an instrument revoking it, or (b) by executing a proxy bearing a later date, or (c) by attending the Meeting and voting in person. Subject to such revocation or suspension, all shares represented by a properly executed proxy received in time for the Meeting will be voted by the proxy-holders, in accordance with the instructions on the proxy. IF NO

INSTRUCTION IS SPECIFIED WITH REGARD TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.


                        PERSONS MAKING THE SOLICITATION

     This solicitation of proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this proxy statement and the material used in the solicitation of proxies for the Meeting will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mail, but officers, Directors, and employees of the Company may solicit proxies personally or by telephone, without receiving special compensation therefor. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses, and other custodians, nominees and fiduciaries for their reasonable expense in forwarding these proxy materials to their principals. The proxy materials will first be sent or given to shareholders on or about March 15, 1996.


                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     There were issued and outstanding 7,679,345 shares of the Company's common stock on March 1, 1996. March 1, 1996 has been fixed as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date"). Each holder of the Company's common stock will be entitled to one vote, in person or by proxy, for each share of common stock held of record on the books of the Company as of the Record Date, on any matter submitted to the vote of the shareholders, except in the election of Directors, where cumulative voting is permitted. See "Cumulative Voting" on page 3 below.

     The presence in person or by proxy of the holders of a majority of the outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum for the purpose of transacting business at the meeting. Proposals submitted for approval by the shareholders, other than the election of Directors, will be deemed approved if they are approved by the affirmative vote of a majority of the shares of common stock represented and voting at the Meeting, either in person or by proxy, and the number of shares voting in favor of the proposal constitutes at least a majority of the required quorum for the Meeting. This practically means that a proposal will be deemed approved if it is approved by a majority of the shares of common stock voting on the proposal and the number of shares voting in favor of the proposal is more than 25% of the total number of shares of common stock of the Company then issued and outstanding. Directors shall be elected by a plurality of the votes cast. Votes that are cast against a proposal will be counted for purposes of determining the presence or absence of a quorum for the transaction of business and the total number of votes cast with respect to any proposal. Under California law, abstentions from voting on any proposal will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but otherwise will not be counted for purposes of determining the votes cast for or against the proposal and the total number of votes cast with respect to any proposal. Accordingly, abstentions will not have the same effect as a vote against a proposal.

     If the enclosed proxy is completed in the appropriate spaces, signed, dated and returned, the proxy will be voted as specified in the proxy. If no specification is made on a signed, dated and returned proxy, it will be voted at the discretion of the proxy holders on any matter described in this proxy statement. The proxy also grants the proxy holders authority to vote as they deem appropriate, in their sole discretion, on such other business as may properly come before the Meeting or any adjournments thereof.

                        ELECTION OF DIRECTORS OF COMPANY
                                  (PROPOSAL 1)

     The By-laws of the Company provide that the number of Directors shall not be less than seven (7) nor more than thirteen (13) until changed by an amendment to the Articles of Incorporation or the By-laws duly adopted by the Company's shareholders. The By-laws further provide that the exact number of Directors shall be fixed from time-to-time within the stated range by a by-law, by-law amendment, or resolution adopted by the Company's shareholders or Board of Directors. The Board of Directors at its December, 1995, meeting approved an amendment to the By-laws increasing the number of Directors from eight (8) to nine (9) and elected William S. Thomas, Jr. to fill the vacancy which was created by the amendment.

     At the Annual Meeting, nine (9) Directors (the entire Board of Directors) are to be elected to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

     A shareholder may withhold authority for the proxy holders to vote for any or all of the nominees identified below by so indicating on the enclosed proxy. Further, a shareholder may withhold authority for the proxy holders to vote for an individual nominee by writing that nominee's name in the appropriate space provided on the proxy. Unless authority to vote for the nominees is so withheld, the proxy holders will vote the proxies received by them for the election of the nominees identified below as Directors of the Company. Should any shareholder vote for a nominee not identified below and who was properly nominated, the proxy holders will vote such shareholder's shares in accordance with his or her wishes. If any of the nominees identified below should be unable or decline to serve, which is not now anticipated, the proxy holders shall have discretionary authority to vote for a substitute at the meeting (or any adjournment thereof), or alternatively, a substitute may be designated by the present Board of Directors to fill the resulting vacancy. In the event that additional persons are nominated for election as Directors, the proxy holders intend to vote all of the proxies received by them in such a manner, in accordance with cumulative voting, as will assure the election of as many of the nominees identified below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders.

     None of the Directors or Executive Officers of the Company or the Bank was selected pursuant to any arrangement or understanding between themselves and any other individual (other than arrangements or understandings with Directors or officers acting solely in their capacities as such). There are no family relationships between any of the Directors and Executive Officers, and except as noted below, none serve as Directors of any company which has a class of securities registered under or which is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.


                        VOTING RIGHTS--CUMULATIVE VOTING

     All voting rights are vested in the holders of the common stock of the Company, each share being entitled to one vote, except with respect to the election of Directors, as described below.

     California State law provides that a shareholder of a California corporation, or the shareholder's proxy, may cumulate votes in the election of Directors. That is, each shareholder has a number of votes equal to the number of shares owned by that shareholder, multiplied by the number of Directors to be elected, and the shareholder may cumulate such votes for a single candidate or distribute such votes among as many candidates as is deemed appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been placed in nomination prior to the voting, and only if the shareholder has given notice at the meeting prior to the voting of the shareholder's intention to cumulate votes. If any one shareholder has given such notice, all shareholders may cumulate votes for candidates in nomination.

     Certain affirmative steps must be taken by the shareholders of the Company in order to be entitled to vote their shares cumulatively in the election of Directors. At the shareholders' meeting at which Directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the shareholder's shares) unless the candidates' names have been placed in nomination prior to the commencement of the voting and a shareholder has given notice prior to commencement of the voting of the shareholder's intention to cumulate votes. If any shareholder has given such a notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which that shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among any or all of the candidates, as the shareholder thinks fit; the candidates receiving the highest number of votes, up to the number of Directors to be elected, shall be elected. It is intended that shares represented by proxies in the accompanying form will be voted for the election of persons nominated by Management. Although the Board of Directors does not know whether there will be any nominations for Directors other than those shown above, if any such nomination is made, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of Directors or for any particular nominees is not withheld) will have full discretion and authority to vote cumulatively and to allocate votes among any or all of the nominees of the Board of Directors in such order as they may determine, provided all the above-listed requirements are met.

     The nine nominees for Director receiving the highest number of affirmative votes shall be elected as Directors. Votes withheld from any Director nominee are counted for purposes of determining the presence or absence of a quorum and the total number of votes cast with respect to the election of Directors. Broker non-votes will not be counted for purposes of determining the number of votes cast for the election of Directors.

DIRECTORS AND NOMINEES

     The following table sets forth as to each Director and each of the persons nominated for election as a Director of the Company, such person's age, such person's principal occupations during the past five years, and the period during which such person has served as a Director of the Company. All of the nominees were elected as Directors of the Company at the 1995 Annual Meeting of the Company's shareholders except Mr. Thomas who was appointed in December, 1995, to fill a vacancy on the Board.

     Persons nominated to serve on the Company's Board of Directors will simultaneously serve on the Board of Directors of Santa Barbara Bank & Trust (the "Bank"), a wholly-owned subsidiary of the Company.



                             Director    Background, Business Experience and
  Director              Age   Since        Position with the Company/Bank
  --------              ---  --------    -----------------------------------
Donald M. Anderson      68   1971      Chairman of the Board of the Company and
                                       Vice Chairman of the Bank.  Mr. Anderson
                                       joined the Bank in October, 1969, as
                                       Vice President and Commercial Lending
                                       Officer.  He was elected President, CEO
                                       and Director in 1971 and served in those
                                       capacities until elected Chairman of the
                                       Board in February, 1989.  He has served
                                       on numerous charitable, civic and
                                       banking organizations.

Frank Barranco M.D.     65   1989      Dr. Barranco is a retired physician and
                                       was a founding Director of the Community
                                       Bank of Santa Ynez Valley.  Prior to his
                                       retirement, he practiced family medicine
                                       in Solvang and was a member of the
                                       teaching staffs at both UCLA and USC
                                       medical schools.  He has been Chief of
                                       Staff at Santa Ynez Community Hospital
                                       and has served on the Board of Trustees
                                       of the Santa Ynez School District.

Edward E. Birch         57   1983      Dr. Birch was Vice-Chancellor of the
                                       University of California at Santa
                                       Barbara from 1976 until his retirement
                                       in 1993.  He is currently Executive Vice
                                       President for Westmont College in Santa
                                       Barbara, California.  He has been
                                       involved in a number of civic and
                                       community organizations, including the
                                       Cancer Foundation of Santa Barbara,
                                       Goleta Valley Community Hospital, the
                                       Santa Barbara Industry Education
                                       Council, and the Santa Barbara Chamber
                                       of Commerce.

Richard M. Davis        61   1984      Mr. Davis is a retired business
                                       executive.  He is a past Chairman of the
                                       Board of Directors of Santa Barbara
                                       Cottage Hospital, a past Chairman of the
                                       Santa Barbara Chamber of Commerce, and a
                                       past Chairman of the Board of United Way
                                       of Santa Barbara.

Anthony Guntermann      76   1960      Mr. Guntermann, a Certified Public
                                       Accountant since 1954, recently retired
                                       from the accounting firm of Guntermann,
                                       Thompson & Lanza, Accountants, Inc. (now
                                       McGowen-Guntermann).  He has served as a
                                       Director and President of the California
                                       State Board of Accountancy and as a
                                       member of the Santa Barbara City
                                       Council, as well as on numerous civic
                                       and community organizations.  He was one
                                       of the organizers of the Bank.  He also
                                       was one of the organizers of Investors
                                       Research Fund, Inc.

Dale E. Hanst           64   1983      Mr. Hanst is currently a senior partner
                                       in the law firm of Schramm & Raddue,
                                       having started with the firm in 1960.
                                       He was President of the State Bar of
                                       California in 1984 and served on the
                                       California Commission on Judicial
                                       Performance from 1984 to 1988.  Mr.
                                       Hanst is a past President of the Santa
                                       Barbara Zoological Society.

Harry B. Powell         67   1989      Mr. Powell is a retired businessman
                                       residing in Carpinteria.  He is a past
                                       President of Rexall Clubs International,
                                       the Carpinteria Business Association and
                                       the Carpinteria Unified School District.

David W. Spainhour      64   1974      Mr. Spainhour is President and Chief
                                       Executive Officer of the Company and
                                       Chairman of the Board of the Bank.  Mr.
                                       Spainhour joined the Bank in 1966 as
                                       Controller.  He became Cashier in 1969,
                                       Senior Vice President in 1972, was
                                       elected to the Board of Directors in
                                       1974, was named Executive Vice President
                                       in 1980, and elected President in
                                       February, 1989.  He served as President
                                       and CEO of the Bank until December,
                                       1995.  Mr. Spainhour serves on the
                                       boards of the Santa Barbara Industry
                                       Education Council, Channel City Club,
                                       Westmont College, and United Way of
                                       Santa Barbara.

William S. Thomas, Jr.  52   1995      Mr. Thomas is the Vice Chairman and
                                       Chief Operating Officer of the Company
                                       and President and Chief Executive
                                       Officer of the Bank.  Mr. Thomas joined
                                       the Bank in 1994 as Manager of the Trust
                                       and Investment Services Division.  Prior
                                       to coming to the Bank, Mr. Thomas was an
                                       Executive Vice President of Bank of
                                       America and Manager of the Financial
                                       Institutions Group from 1992 to 1994.
                                       Prior to that time he spent sixteen
                                       years with Security Pacific National
                                       Bank in various capacities until its
                                       merger with Bank of America.  His last
                                       position with Security Pacific was as an
                                       Executive Vice President, Manager
                                       Financial Institutions.  He is a member
                                       of the Board of Directors of the Santa
                                       Barbara Chamber of Commerce, Santa
                                       Barbara Symphony and C.A.L.M, and a
                                       member of the Finance Committee of the
                                       Santa Barbara Foundation.


COMMITTEES OF THE BOARD OF DIRECTORS

     The Company had a standing Nominating Committee and Audit Committee during 1995. The Bank had a standing Audit Committee and a Compensation Committee during 1995.

     During 1995 the Nominating Committee, which considers the qualifications and the composition of the Board of Directors of the Company, was composed of Messrs. Hanst, Guntermann, Anderson and Spainhour. The Committee met once in 1995. The Committee does not consider shareholder nominations for Director's positions.

     Section 3.6 of the By-laws sets forth the procedure for nomination of Directors. That Section provides:

         "Section 3.6 Nomination of Directors.

             3.6.1 Authority to Make Nominations. Nominations for Directors may be made by the Board of Directors or by any holder of record of any outstanding class of capital stock of the Corporation entitled to vote for the election of Directors.

             3.6.2 Nomination Procedures. At annual meetings and special meetings of the shareholders called by the Board of Directors, nominations for Directors, other than those approved by the Board of Directors of the Corporation, shall be made in writing and shall be delivered or mailed to the Secretary of the Corporation at its principal place of business not less than fourteen (14) days nor more than fifty (50) days prior to scheduled date of the meeting; provided, however, that if less than twenty-one (21) days' notice of the meeting is given to the shareholders, such nominations shall be mailed or delivered to the Secretary of the Corporation not later than the close of business on the seventh (7th) day following the day on which notice of the meeting was mailed to the shareholders. Any such notification shall (a) be accompanied by a written statement signed and acknowledged by the nominee consenting to his or her nomination and agreeing to serve as Director if elected by the shareholders, and (b) shall contain the following information, to the extent known to the nominating shareholder:

             A.   The name and address of each proposed nominee;

             B. The total number of shares of capital stock of the Corporation expected to be voted for each proposed nominee;

             C. The principal occupation of each proposed nominee;

             D.   The name and residence address of the
                  nominating shareholder; and

             E. The number of shares of capital stock of the Corporation owned by the nominating shareholder.

             3.6.3 Defective Nominations. Nominations not made in accordance with this Section 3.6 may be disregarded by the Chairperson of the meeting, at his or her discretion, and upon the instructions of the Chairperson, the inspectors of the election may disregard any votes cast for any such nominee.

             3.6.4 Exceptions. The provisions of this Section 3.6 shall apply only to nominations for Directors who are to be elected at the annual meeting or any special meeting of shareholders called by the Board of Directors, and this Section shall not apply to (a) nominations for Directors who are to be elected at a special meeting of shareholders properly called by the shareholders at which Directors are to be elected pursuant to Section 305 of the California Corporations Code to fill a vacancy on the Board of Directors, or (b) the election of Directors by the written consent of the shareholders pursuant to
Section 603 of the California Corporations Code."

     The Audit Committees of the Company and the Bank provide for suitable annual examinations of each branch office and administrative division of the Bank. The Committees are responsible for reporting the results of the examinations and the adequacy of internal controls and procedures to the Board. The Audit Committees are also responsible for recommending to the Board any changes in doing business or corrective actions necessary for the soundness of the Bank and the Company. The members of both the Audit Committee of the Company and of the Bank during 1995 were Anthony Guntermann, Chairman, Dale E. Hanst, Richard M. Davis, Frank Barranco, Edward Birch, and Harry B. Powell. Each of the Committees met four (4) times during 1995.

     The members of the Bank Compensation Committee during 1995 were Dale E. Hanst, Anthony Guntermann, Richard M. Davis, and Harry B. Powell. They met one
(1) time during 1995 to determine what the Bank's salary philosophy should be, set the objectives of the Bank's Salary Administration Program, approve exempt salary ranges, determine Senior Officers' salaries and perform the function of overseer to ensure that the objectives of the Salary Administration Program were being met.

     The full Board of Directors met twelve (12) times during 1995. No Director attended fewer than 75 percent of the total number of meetings of the Board and of the committees of which he is a member.

EXECUTIVE OFFICERS

     Except for Messrs. Anderson, Spainhour and Thomas, the following table sets forth as to each of the persons who currently serves as an Executive Officer of the Company and the Bank, such person's age, such person's principal occupations during the past five years, such person's current position with the Company and the Bank, and the period during which the person has served in such position. Each of the Executive Officers named herein serves at the pleasure of the Board. The information for Messrs. Anderson, Spainhour and Thomas is provided on pages 4 and 5 of this proxy statement.


                                    Position and Principal Occupations
   Officer            Age               During the Past Five Year
   -------            ---           ----------------------------------
David A. Abts         51   Currently serves as Executive Vice President of the
                           Company and Executive Vice President, Retail Banking
                           Manager and Director of MIS/Operations for the Bank.
                           Before joining the Bank in July, 1989, he was
                           President of Key Pacific Services, a data processing
                           subsidiary of Key Corp., a bank holding company,
                           from November 1986 to June 1989.  Prior to that
                           time, he was Senior Vice President and Director of
                           MIS/Operations for Pacific Western Bank in Oregon.

Donald E. Barry       56   Currently serves as a Senior Vice President of the
                           Company and Senior Vice President and Manager of the
                           Trust and Investments Division of the Bank.  Before
                           joining the Bank in July, 1995, he was a Regional
                           Vice President of Chase Manhattan from February,
                           1993 to July, 1995 in charge of private banking and
                           from 1987 to 1992 was a Senior Vice President of
                           Security Pacific National Bank in charge of private
                           banking.

Donald E. Lafler      49   Currently serves as Senior Vice President and Chief
                           Financial Officer of the Company and the Bank.  From
                           1987 to 1995 he served as Vice President and
                           Principal Accounting Officer.

John J. McGrath       53   Currently serves as a Senior Vice President of the
                           Company and Senior Vice President and Chief Credit
                           and Lending Officer of the Bank.  From 1987 to 1994
                           he served as Chief Administrative Officer.  During
                           1987, he served as Manager of the Trust Division and
                           from February 1982 to December 1986, he served as
                           Loan Administrator of the Bank.

Jay D. Smith          55   Currently serves as Senior Vice President, General
                           Counsel and Corporate Secretary of the Company and
                           the Bank.  He has served as Legal Counsel of the
                           Bank since July 1979.

Catherine R. Steinke  42   Currently serves as a Senior Vice President and
                           Director of the Human Resources Division of the
                           Bank.  Before joining the Bank in March, 1993, she
                           was Vice President and Manager for the Teleservices
                           Statewide Operations Division at Bank of America and
                           held the position of Human Resources Manager for the
                           group with Security Pacific National Bank from
                           October, 1990 until its merger with Bank of American
                           in 1992.  Prior to that time, she was Vice President
                           and Director of Human Resources for Security Pacific
                           Auto Finance.

Kent M. Vining        48   Currently serves as Senior Vice President and
                           Strategic Planning Officer of the Company and the
                           Bank.  He served as Chief Financial Officer of the
                           Bank from April 1980 until July 1, 1995.

COMMON STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN PRINCIPAL SHAREHOLDERS

     The following table sets forth information concerning the beneficial ownership of the Company's common stock as of December 31, 1995, by each Director, by each Named Officer (as defined on page 9), by the Directors and Executive Officers as a group, and by beneficial owners of more than 5 percent of the Company's outstanding common stock. All share information takes into account the three-for-two stock split which was distributed February 14, 1996.



                                                                     AMOUNT AND
                                                                     NATURE OF         PERCENT
                                                                     BENEFICIAL           OF
BENEFICIAL OWNER                                                    OWNERSHIP(1)       CLASS(2)
                                                                    ------------       --------
Santa Barbara Bank and Trust, Trustee of the Santa Barbara Bank
    and Trust Employee Stock Ownership Trust
    1021 Anacapa Street
    Santa Barbara, CA  93101                                         782,265            10.19%
DIRECTORS
Donald M. Anderson                                                   327,601(3)          4.27%
Frank H. Barranco, M.D.                                               19,665(4)          0.26%
Edward E. Birch                                                       27,890(5)          0.36%
Richard M. Davis                                                      16,575(6)          0.22%
Anthony Guntermann                                                    46,672(7)          0.61%
Dale E. Hanst                                                         58,271(8)          0.76%
Harry B. Powell                                                       16,450(9)          0.21%
David W. Spainhour                                                   217,913(10)         2.84%
William S. Thomas, Jr.                                                 6,019(11)         0.08%
NAMED OFFICERS
David Abts                                                            34,035(12)         0.44%
Jay D. Smith                                                          90,137(13)         1.17%
All Directors and Executive Officers as a Group (16 individuals)     998,684(14)        13.00%



_______________


(1) Includes all shares beneficially owned, whether directly or indirectly, together with known associates. Also includes any shares owned, whether jointly or as community property, with a spouse. Also includes any stock acquirable by exercise of stock options exercisable within 60 days following December 31, 1995. All share data are stated as of December 31, 1995.

(2) Percentages are stated to include exercisable stock options accounted for in the column listing Amount and Nature of Beneficial Ownership. See Footnote (1) above.

(3)  Includes 28,474 shares acquirable by exercise of exercisable stock options.

(4)  Includes 7,125 shares acquirable by exercise of exercisable stock options.

(5)  Includes 20,108 shares acquirable by exercise of exercisable stock options.

(6)  Includes 4,500 shares acquirable by exercise of exercisable stock options.

(7)  Includes 19,645 shares acquirable by exercise of exercisable stock options.

(8)  Includes 28,910 shares acquirable by exercise of exercisable stock options.

(9)  Includes 9,000 shares acquirable by exercise of exercisable stock options.

(10) Includes 1 shares acquirable by exercise of exercisable stock options.

(11) Includes 6,000 shares acquirable by exercise of exercisable stock options.

(12) Includes 24,828 shares acquirable by exercise of exercisable stock options

(13) Includes 25,969 shares acquirable by exercise of exercisable stock options.

(14) Includes 240,367 shares acquirable by exercise of exercisable stock options. Actual share ownership as of December 31, 1995, by the Directors and Executive Officers was 758,317.






                             EXECUTIVE COMPENSATION

     Shown below is information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 1995, 1994, and 1993, of those persons who were, as of December 31, 1995, (i) the chief Executive Officer and (ii) the other four most highly compensated Executive Officers of the Company (the "Named Officers"). Information regarding share ownership takes into account the three-for-two stock split distributed February 14, 1996.

                           SUMMARY COMPENSATION TABLE


                                                                                    LONG-TERM
                                                                                   COMPENSATION
                                          ANNUAL COMPENSATION                         AWARDS
                                         ----------------------                    ------------
                                                                     OTHER         SECURITIES
                                                                     ANNUAL        UNDERLYING      ALL OTHER
                                           SALARY     BONUS (1)  COMPENSATION(2)     OPTIONS     COMPENSATION(3)
NAME AND PRINCIPAL POSITION        YEAR   (DOLLARS)   (DOLLARS)     (DOLLARS)        (NUMBER)       (DOLLARS)
---------------------------        ----  ----------  ----------  ----------------  ------------  ----------------
Donald M. Anderson                 1995   167,500      25,000          5,166             -0-          29,937
  Chairman of the  Board of the    1994   180,000      65,000         11,552             -0-          36,288
    Company                        1993   178,333      65,000         12,340          11,250          35,970

David W. Spainhour                 1995   288,750      60,000        238,660          17,686          32,053
  Chairman of the Board of the     1994   220,833     130,000          8,897             -0-          36,537
    Bank                           1993   195,833     130,000         73,833          22,500          40,338

William S. Thomas, Jr.             1995   197,497      25,000            -0-          15,000          10,315
  President and Chief              1994    61,844         -0-            -0-          15,000             731
    Executive Officer of the Bank  1993       -0-         -0-            -0-             -0-             -0-

David A. Abts                      1995   120,073      50,000            550             -0-          13,728
  Executive Vice President and     1994   118,333      65,000            -0-             -0-          23,627
    Director MIS/Operations        1993   108,333      60,000            -0-          11,250          22,381

Jay D. Smith                       1995   120,000      40,000         91,695           7,020          25,998
  Senior Vice President, General   1994   118,333      65,000         51,561           4,921          21,694
    Counsel and Secretary          1993   108,333      60,000         19,850          15,560          23,818

________________

(1) Amounts in this column represent bonuses awarded by the Company's Compensation Committee upon evaluation of performance during fiscal years 1994, 1993 and 1992, respectively, but paid during fiscal years 1995, 1994 and 1993, respectively. A total of $35,000 in bonuses was awarded to executive officers in 1996 for the 1995 fiscal year. Please refer to the Report of the Compensation Committee on page 14 for additional information.

(2) Other Annual Compensation consists of insurance premiums (other than term insurance) and dues and memberships paid on behalf of the Named Officers for fiscal year 1995, 1994 and 1993. The amount stated for David W. Spainhour and Jay D. Smith in 1995 includes $235,070 and $88,000, respectively, received in the form of the difference between the price paid for stock of the Company purchased upon exercise of employee stock options and the fair market value of such stock at the date of purchase.

(3) This column includes the amount of ESOP cash contributions and dividends paid on ESOP shares allocated to the Named Officers, term life insurance premiums, amounts contributed by the Company on behalf of the

   Named Officers to the Company's Incentive & Investment and Salary Savings Plan which is a defined contribution profit sharing plan which includes a 401(k) savings feature, and the 401(k) matching contribution. Under this Plan, the Company makes discretionary contributions which are allocated among Plan participants ratably based on participants' relative compensation levels. During the Company's last fiscal year, the Company made discretionary contributions to the Plan on behalf of the Named Officers in the amounts stated in the following Table entitled "I & I Discretionary Contributions". Under the 401(k) savings feature of the Plan during 1995, the Company matched $1.00 for every $1.00 of voluntary employee contributions up to 3% of employee compensation and $.50 for every $1.00 of the next 3% of compensation up to a maximum of 4.5% of compensation. During the last fiscal year, the Company made matching contributions on behalf of the Named Officers totaling $26,893, in the respective amounts set forth in the following Table entitled "401(k) Matching Contributions".

                      I & I DISCRETIONARY CONTRIBUTIONS


                       Donald M. Anderson ......  $7,426
                       David W. Spainhour ......  $7,426
                       William S. Thomas, Jr. ..  $3,053
                       David A. Abts ...........  $3,426
                       Jay D. Smith ............  $7,426


                        401(K) MATCHING CONTRIBUTIONS


                       Donald M. Anderson.......  $6,150
                       David W. Spainhour.......  $6,750
                       William S. Thomas, Jr. ..  $6,943
                       David A. Abts............  $5,175
                       Jay D. Smith.............  $7,050

All Other Compensation also includes contributions made by the Company, if any, on behalf of the Named Officers under the Company's Employee Stock Ownership Plan ("ESOP"). During the last fiscal year, the Company made no such contributions to the ESOP on behalf of the Named Officers except for dividends paid on stock held in the Named Officers' accounts under the Plan and forfeitures:



                    ESOP CASH CONTRIBUTIONS AND DIVIDENDS


                       Donald M. Anderson....... $12,927
                       David W. Spainhour....... $13,413
                       William S. Thomas, Jr. .. $    43
                       David A. Abts.............$ 2,919
                       Jay D. Smith..............$ 7,922


The specific number of shares allocated to the participant accounts of each Named Officer for the last fiscal year of the Company from forfeitures as of the date hereof, are as follows:




                             ESOP SHARE ALLOCATIONS



                                       NUMBER OF          TOTAL
                                    SHARES ALLOCATED  SHARES ALLOCATED
          NAMED OFFICERS              DURING 1995      AS OF 12/31/95
         ---------------            ----------------  ----------------
         Donald M. Anderson ......         48              24,098
         David W. Spainhour ......         48              25,008
         William S. Thomas, Jr. ..         20                  20
         David A. Abts ...........         48               5,327
         Jay D. Smith ............         48              14,711

    The dollar value of these shares allocated to the Named Officers' accounts during 1995 are represented in the table "ESOP Cash Contributions and Dividends" above, and are thus included in the above Summary Compensation Table.

    All Other Compensation also includes the dollar value of any premiums paid by the Company during its last fiscal year with respect to term life insurance for the benefit of the Named Officers. During the last fiscal year, the dollar value of such premiums paid on behalf of the Named Officers was as follows:

                          TERM LIFE INSURANCE PREMIUMS


                       Donald M. Anderson ......  $3,434
                       David W. Spainhour ......  $4,464
                       William S. Thomas, Jr. ..  $  276
                       David A. Abts ...........  $2,208
                       Jay D. Smith ............  $3,600


    The Company also maintains for the benefit of the Named Officers and other "key" employees, its Key Employee Retiree Health Plan, which was adopted by the Company effective December 29, 1992. This Plan is an unfunded plan which pays a portion of health insurance coverage for retired key employees and their spouses (but not dependents). While the Named Officers may be eligible for coverage under this Plan when they retire, no amounts were paid by the Company during the last fiscal year for coverage for any Named Officers, nor were any amounts contributed to the Plan during the last fiscal year. The Company also maintains a similar program for all of its other employees.

OPTION GRANTS

     Shown below is information on grants of stock options to the Named Officers pursuant to the Company's various employee stock option plans during the fiscal year ended December 31, 1995, which are reflected in the Summary Compensation Table on page 9.


                                                              OPTION GRANTS IN LAST FISCAL YEAR
                                           -------------------------------------------------------------------
                                             NUMBER OF
                                             SECURITIES     PERCENT OF
                                             UNDERLYING    TOTAL OPTIONS
                                              OPTIONS       GRANTED TO     EXERCISE                 GRANT DATE
                                             GRANTED IN    EMPLOYEES IN      PRICE     EXPIRATION    PRESENT
      NAME                                 FISCAL 1995(1)  FISCAL 1995    (PER SHARE)  DATE         VALUE(2)
      ----                                 --------------  -------------  -----------  -----------  ----------
Donald M. Anderson ......................         -0-             0%            -0-             -         -0-
David W. Spainhour ......................       5,634          6.76%         $19.75      10/20/00     $22,074
      ""           ......................       6,279          7.53%         $19.75      05/01/02     $24,601
      ""           ......................       5,773          6.92%         $19.75      10/20/00     $22,621
William S. Thomas, Jr....................      15,000         17.99%         $17.67      07/05/00     $57,920
David A. Abts ...........................         -0-             0%            -0-             -         -0-
Jay D. Smith.............................       7,020          8.42%         $17.67      05/01/02     $23,671

_______________

(1)  Options granted under the Company's Stock Option Plan and Restricted
     Stock Option Plan are administered by the Company's Stock Option Committee. All of the above options granted during 1995 were pursuant to the Restricted Stock Option Plan and contained the following terms, in addition to those terms set forth above: (a) they vest over a period of five years at the rate of 20% per year; and (b) options granted under the Restricted Stock Option Plan are subject to the restrictions that the shares issued may not be transferred without the approval of the Committee for five years following the option grant or two years following the exercise of the option, whichever is later. All options granted to Mr. Spainhour and Mr. Smith were reload options which are granted under the Plan when someone exercises a stock option by tendering stock already owned (a so-called stock for stock exercise).

(2) Values are based on Black-Scholes option pricing model adapted for use in valuing executive stock options. The actual value, if any, a Named Officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, and there is no assurance that the value realized by a Named Officer will be at or near the value estimated by the Black-Scholes model. The estimated values under this model are based on certain assumptions as to variables such as interest rates, stock price volatility and future dividend yield. The above calculations for the reload options are based on the expected term of 5 years, a risk-free rate of return of 8.65%, an annual dividend yield of 2.81%, and stock price volatility of 29%.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     Shown below is information with respect to the unexercised options to purchase the Company's common stock granted to the Named Officers in fiscal 1995 and prior years under the Company's Stock Option Plan, and Restricted Stock Option Plan and held by them at December 31, 1995.

                             AGGREGATE OPTION EXERCISES LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
                           ----------------------------------------------------------------------------------
                               OPTIONS EXERCISED
                            DURING FISCAL YEAR 1995       NUMBER OF SECURITIES
                           --------------------------    UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                              SHARES                        OPTIONS HELD AT          IN-THE-MONEY OPTIONS AT
                             ACQUIRED       VALUE          DECEMBER 31, 1995          DECEMBER 31, 1995(1)
                           ON EXERCISE   REALIZED(1)   --------------------------  ---------------------------
        NAME                (NUMBER)      (DOLLARS)    EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
        ----               ------------  ------------  -----------  -------------  ------------  -------------
Donald M. Anderson ......        -0-           -0-       28,474        11,667        $288,728        $89,397
David W. Spainhour ......     29,586       235,070            1        38,937        $22             $48,226
William S. Thomas, Jr. ..        -0-           -0-        6,000        24,000        $16,998         $57,992
David A. Abts ...........        -0-           -0-       24,828        10,104        $204,154        $78,656
Jay D. Smith ............     12,000        88,000       25,968        18,687        $155,235       $104,604

_______________

(1) The value realized from options exercised during Fiscal Year 1995 and the value of unexercised in-the-money options at December 31, 1995 are calculated by determining the difference between the estimated fair market value of the stock underlying the options, based on third-party transactions reported to the Company ($19.83 per share at year end), and the exercise price of the options as of the exercise date or as of year-end, respectively.

EXECUTIVE EMPLOYMENT CONTRACTS

     The Company has no contract of employment with any Named Officer, nor does it have any compensatory plan or arrangement with any Named Officer concerning termination of employment or change in control of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Bank's Compensation Committee is composed of four of the Bank's "outside" Directors: Dale E. Hanst, Chairman, Anthony Guntermann, Richard M. Davis and Harry B. Powell. None of these Directors has ever been employed by the Company or the Bank in any position, other than as a Director. Mr. Hanst is a senior partner in the law firm of Schramm & Raddue, Santa Barbara, California. During the past fiscal year, Schramm & Raddue served as outside corporate and litigation counsel to the Company and the Bank.

     No Executive Officer of the Company or the Bank had any interlocking relationship with any other for-profit entity during the last fiscal year, including (a) serving on the compensation committee of any other such entity, or (b) serving as a Director of any other such entity.

EXTENT OF PARTICIPATION IN THE COMPANY'S STOCK PLANS

     As of the date of this proxy statement, the following number of employees/Directors of the Company and/or the Bank were eligible to participate and were participating in each of the employee/Director plans of the Company:

                                              NUMBER      NUMBER
             PLAN                            ELIGIBLE  PARTICIPATING
             ----                            --------  -------------
           Employee Stock Ownership Plan ..     409         409
           Stock Option Plan ..............      82          73
           Restricted Stock Option Plan ...      82          73
           Director Stock Option Plan .....       6           6

SECURITIES SUBJECT TO OPTION PLANS

     The following tables set forth information, as of December 31, 1995 (as adjusted to reflect subsequent stock splits and stock dividends), regarding options under the various employee and Director stock option plans of the
Company:

                               STOCK OPTION PLAN

   NUMBER OF
SHARES REMAINING
  RESERVED FOR
    ISSUANCE      NUMBER OF SHARES  NUMBER OF SHARES
 (EXCLUSIVE OF    ISSUED PURSUANT      SUBJECT TO     WEIGHTED AVERAGE   RANGE OF
  OUTSTANDING     TO EXERCISES OF     OUTSTANDING      EXERCISE PRICE   EXPIRATION
    OPTIONS)          OPTIONS           OPTIONS          PER SHARE         DATES
----------------  ----------------  ----------------  ----------------  -----------

     -0-              1,097,136         112,928             $12.44      06/01/97
                                                                        to 07/01/99

                          RESTRICTED STOCK OPTION PLAN


   NUMBER OF
SHARES REMAINING
  RESERVED FOR
    ISSUANCE      NUMBER OF SHARES  NUMBER OF SHARES
 (EXCLUSIVE OF    ISSUED PURSUANT      SUBJECT TO     WEIGHTED AVERAGE   RANGE OF
  OUTSTANDING     TO EXERCISES OF     OUTSTANDING      EXERCISE PRICE   EXPIRATION
    OPTIONS)          OPTIONS           OPTIONS          PER SHARE         DATES
----------------  ----------------  ----------------  ----------------  -----------

   192,922            101,777            455,301           $13.47       05/01/97
                                                                        to 05/20/02

                           DIRECTOR STOCK OPTION PLAN


   NUMBER OF
SHARES REMAINING
  RESERVED FOR
    ISSUANCE      NUMBER OF SHARES  NUMBER OF SHARES
 (EXCLUSIVE OF    ISSUED PURSUANT      SUBJECT TO     WEIGHTED AVERAGE   RANGE OF
  OUTSTANDING     TO EXERCISES OF     OUTSTANDING      EXERCISE PRICE   EXPIRATION
    OPTIONS)          OPTIONS           OPTIONS          PER SHARE         DATES
----------------  ----------------  ----------------  ----------------  -----------

    50,536            222,255           98,287             $12.53       07/02/96
                                                                        to 07/03/00


COMPENSATION OF DIRECTORS

     The Company has a policy of paying non-employee Directors an annual retainer of $6,000 plus $500 per Board meeting attended and $250 per committee meeting attended, except for the Executive Committee and the

Loan Policy and Review Committee. Each outside Director who is a member of the Executive Committee is paid $1,000 per month and each member of the Loan Policy and Review Committee is paid $400 per meeting. Total Directors' fees paid in 1995 were $191,432.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Bank is composed of the undersigned independent outside Directors. The Committee meets after the end of each year to review the performance of the Bank's Chief Executive Officer and its other Executive Officers, including those named in the Summary Compensation Table set forth above, during the just-completed calendar year and to make recommendations to the Board on executive salaries for the ensuing year and bonuses for the past year. The Committee met in February, 1995 to make its compensation recommendations for calendar year 1995. The Committee met again in January and February, 1996 to review the Bank's 1995 performance and recommend bonuses for the Bank's Executive Officers which are actually paid in 1996.

     The Committee makes this report to the Shareholders so that they may be fully informed as to the factors utilized by the Committee in making its recommendations to the Board of Directors concerning compensation levels for the Bank's senior executives for calendar year 1995. The discretionary components of executive compensation (excluding those benefits which are generally available to all employees, such as ESOP contributions, insurance, etc.) are salary, bonus and stock options.

     In considering salary levels of the Chief Executive Officer and other Executive Officers, the Committee's recommendations, while subjective, are intended to be competitive within the industry to ensure retention of the Bank's high quality Executive Officers, and to maintain the "team approach" to Management of the Bank. In making these recommendations, the Committee considers the compensation levels of peer group companies (which are other California independent community banks) through reference to information available in the industry such as the State Banking Department's Executive Officer Compensation Survey, the Survey of Executive Compensation of California Independent Banks and other relevant surveys prepared by industry consultants.

     Another component of officer and executive compensation is the bonuses which are available to the Bank's Executive Management and other Senior Officers. The bonus recommendations of the Committee are based upon performance against individual goals as well as the Bank's overall performance for the period in question as measured by its profitability and its capital levels. In addition, the Bank's performance relative to the industry in terms of returns on assets and equity is an important factor. The Committee also considers the Bank's problem asset levels, its loan production, the quality of its asset-liability management and its regulatory compliance. The overall value of the Bank and shareholder equity levels are also important factors considered by the Committee in making its recommendations. The importance of the Bank's performance in the setting of bonus and compensation levels is best understood by comparing the bonus levels for the last three years. In 1993 (a high performance year for the Bank), the bonuses distributed were $1,055,400. In 1994 (a year of average performance), the bonuses distributed were $750,350. In 1995, which was considered to be a substandard performance year, a total of $223,750 was distributed in bonuses, which was almost 80% lower than those paid in 1993.

     A final component of executive compensation is stock options which are granted from time-to-time to members of the executive group. Stock options are primarily utilized to provide longer range incentives to the executives to insure their long-range commitment to the Bank. Grants of stock options are determined by the Company's Stock Option Committee after consultation with the Compensation Committee.

                                SANTA BARBARA BANK & TRUST
                                COMPENSATION COMMITTEE

                                Dale E. Hanst, Committee Chairman
                                Richard M. Davis, Committee Member
                                Anthony Guntermann, Committee Member
                                Harry B. Powell, Committee Member

                               PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the Company's cumulative total shareholder return on its outstanding common stock, stated as if a $100 initial investment had been made at the beginning of the period, including reinvestment of dividends, utilizing a measurement period beginning on December 31, 1990 through December 31, 1995, measured against (i) the Standard & Poor's 500 Stock Index and (ii) Montgomery Securities' Southern California Bank Proxy Index as published in its Western Bank Monitor.


                              1990         1991      1992       1993       1994      1995
                            -------      -------    -------    -------    -------   -------
Santa Barbara Bancorp       $100.00      $ 84.22    $124.19    $146.83    $173.77    $212.74
S&P 500                     $100.00      $126.31    $131.95    $141.25    $139.08    $186.52
Montgomery Securities       $100.00      $100.98    $100.50    $122.83    $140.19    $177.81


                 APPROVAL OF 1996 DIRECTORS' STOCK OPTION PLAN
                                  (PROPOSAL 2)

     The shareholders approved the creation of the Company's Director Stock Option Plan (The "1986 Plan")at the 1986 Annual Meeting. Amendments to the 1986 Plan were approved by the shareholders at the 1992 Annual Meeting. The 1986 Plan expired by its term in January, 1996.

     On February 27, 1996, the Board of Directors approved adoption of the Company's 1996 Directors' Stock Option Plan (The "1996 Plan"), subject to the approval of the shareholders. A copy of the 1996 Plan is attached hereto as Exhibit A.

     When the 1986 Plan expired, there were 50,536 shares remaining available for the grant of options which have now been canceled. The 1996 Plan provides that the maximum aggregate number of shares to be reserved for issuance upon the exercise of options granted under the 1996 Plan is 150,000.

     The Company believes that the adoption of the Plan is necessary and appropriate in order to permit the Company to attract and retain qualified individuals to its Board of Directors and to adequately compensate them for their services to the Company.


                                 DESCRIPTION OF
                       1996 DIRECTORS' STOCK OPTION PLAN

     Administration of the Plan. The 1996 Directors' Stock Option Plan is a "formula" plan, thereby qualifying it under Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. As a "formula" plan, options are granted under the 1996 Plan on an annual basis in accordance with the formula established in the 1996 Plan itself, rather than pursuant to the exercise of any discretion by an administrative committee. Pursuant to the terms of the Plan, each eligible participant Director would be entitled to receive a grant of an option for fifteen hundred (1,500) shares of the common stock of the Company on July 1, 1996 if the Plan is approved by the shareholders, and on the same date each year thereafter. Directors of the Company who are otherwise employed by the Company are not eligible to participate under the 1996 Plan. Of the current Board members, six (6) would be eligible to participate in the 1996 Plan as of the date hereof.

     Terms of Options. Options granted under the Plan are not transferable, except in the event of the optionee's death. The term of each option granted under the 1996 Plan is five years. The expiration date of any option is accelerated if the optionee's continuous status as a Director of the Company is terminated for any reason. The option expiration date also accelerates in the event of death or permanent disability of the optionee, in which case the option must be exercised within twelve months after the date of death or disability. The exercise price for any options granted pursuant to the 1996 Plan must be no less than 100% of the fair market value of the Company's common stock per share on the date of the grant of the option. Payment of the exercise price under an option may be made in whole or in part in the form of cash or stock of the Company (valued at its then fair market value). Options granted under the 1996 Plan become exercisable only after the expiration of six months following the date of grant.

     Amendment and Termination of the Plan. The Board of Directors may amend, modify or terminate the 1996 Plan at any time without notice, provided that no outstanding option may be adversely affected thereby, without the optionee's consent. The approval of the Company's stockholders is required only for amendments that materially increase the number of shares available for issuance under the 1996 Plan; materially modify the requirements as to eligibility for participation in the 1996 Plan; or increase the benefits accruing to participants under the Plan. Furthermore, the "formula" aspects of the 1996 Plan, described above, may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code or the rules and regulations thereunder.

     The 1996 Plan will automatically terminate on December 31, 2005, unless it has previously been terminated by the Board of Directors, but options granted before the termination of the 1996 Plan may be exercised until they expire in accordance with their terms.

     Restrictions on Stock Issued Pursuant to the Plan. The stock option agreements covering any options granted under the 1996 Plan must provide that stock issued pursuant thereto shall be subject to the following restriction:
Such stock may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of until the later of (a) five years following the date of the option is granted, or (b) two years following the date the option is exercised; provided that such restriction does not apply to the optionees surrender of the stock to the Company on a stock-for-stock exercise of an option.

     Federal Income Tax Effects of Directors' Stock Options. The options granted under this 1996 Plan constitute "non-statutory" options for federal and state income tax purposes. No taxable income results to a Director from the grant of a non-statutory option to purchase common stock, nor is the Company entitled to a deduction with respect to such grant.

     However, the exercise of such an option generally results in a taxable event. An individual who purchases shares by exercising a non-statutory option, will realize ordinary income in the year of the purchase (assuming the stock received is not restricted stock). The amount of this income is equal
(i) to the fair market value of the shares of common stock on the date of exercise, minus (ii) the purchase price. The Company is entitled to a corresponding deduction in an amount equal to any ordinary income realized by the Director.

     Upon the disposition of stock acquired by exercising a non-statutory option under the 1996 Plan, any gain or loss will be taxed as a capital gain or loss (represented by the difference between the amount of the sales proceeds and the adjusted basis in the stock, which would include the amount of gain recognized on exercise), and this gain would be treated as a short or long-term capital gain (or loss), depending upon how long the individual has held the stock from the date of the exercise of the option.

     Reload Features of Options under the Plan. The 1996 Plan provides for the issuance of what are commonly known as "reload" options, which are designed to encourage "stock-for-stock" exercises of options by Directors. The "reload" features of the Plan call for the grant of an additional "reload" option to any Director who exercises any outstanding option by tendering stock of the Company. The number of shares covered by this new reload option is equal to the number of shares tendered in the stock-for-stock exercise (in essence, replacing those shares); the exercise price would be equal to the then-current market value of the shares; and the option exercise period would be equal to the remaining term of the underlying option, or five years, whichever is greater. All the other terms of the reload option would be identical to the underlying option.

     The following table sets forth information regarding the options grants that would be made under the 1996 Plan as of July 1, 1996, (i) to each Named Executive Officer, (ii) to all current executive officers as a group and (iii) to all non-employee Directors as a group. The 1996 Plan permits the grant of options only to non-employee Directors of the Company. As a result, no options will be granted to the persons identified in the following table so long as they are employees of the Company


                                                    OPTIONS  EXERCISE PRICE
IDENTITY OF PERSON OR GROUP                         GRANTED    PER SHARE
---------------------------                         -------   -------------
Donald Anderson                                       -0-
David W. Spainhour                                    -0-
William S. Thompson, Jr.                              -0-
David A. Abts                                         -0-
Jay D. Smith                                          -0-
All current Executive Officers as a group             -0-
All non-Executive Directors as a group (6 persons)  9,000        $23.00

     For purposes of this table, he Company has used a fair market value of $23.00 per share which was the value of the Company's common stock as of the latest practicable date as determined by third-party transactions reported to the Company. The actual exercise price as of July 1, 1996 will be equal to the per share fair market value of the Company's stock as of that date.

     Shareholder Approval. An approval of the 1996 Plan will require the affirmative vote of a majority of the shares present (whether in person or by proxy) and voting at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1996 DIRECTORS' STOCK OPTION PLAN.
















                           (INTENTIONALLY LEFT BLANK)

             APPROVAL TO INCREASE THE NUMBER OF SHARES ALLOCATED TO THE AMENDED AND RESTATED RESTRICTED STOCK OPTION PLAN
                                  (PROPOSAL 3)

     On February 27, 1996, the Board of Directors adopted the Company's Amended and Restated Restricted Stock Option Plan (referred to herein as the "RSOP" or the "Plan"), subject to the approval of the shareholders. A copy of the Plan is attached as Exhibit A hereto. The sole purpose of the amendment and restatement of the Plan (which was originally approved by the shareholders at the 1993 Annual Meeting) was to increase the number of shares allocated to the Plan.

     The purpose of the Plan is to permit the Company to attract, motivate and retain qualified key employees. Currently, there are only 192,922 shares available for issuance of new stock options. Since the Bank has hired a number of new key officers recently and has not granted a substantial number of stock options for the past two years, the Board's Stock Option Committee has recommended that there is a need to grant a number of new stock options. Increasing the number of shares reserved under the Plan by 250,000 will allow the Board to meet its objective.

     The following discussion summarizes the significant features of the Plan, as amended and proposed for shareholder approval.

                  DESCRIPTION OF RESTRICTED STOCK OPTION PLAN

     Administration of the Plan. The Plan is administered by a Committee appointed by the Board of Directors and consisting of not less than three members of the Board who do not participate in the Plan. The Committee has full authority to construe and implement the Plan, to select the individuals who will be eligible for options granted under the Plan, to determine the number of shares that such individuals may acquire as well as the option price thereof, to impose restrictions on the transferability of shares acquired pursuant to the exercise of options granted under the Plan (as described in more detail below) and to prescribe all other terms and conditions of each option granted under the Plan.

     Eligibility. The Committee may grant options to purchase shares of common stock to select employees including officers and Directors, provided they are also employees of the Company or a subsidiary of the Company. The selection of particular employees who will receive options is at the discretion of the Committee. Eligibility is limited to full-time salaried employees who, in the judgment of the Committee, are qualified by position, training or ability to contribute substantially to the progress of the Company. As of the date hereof, there were approximately 100 employees who the Company feels might be eligible to receive options under the Plan. However, employees have no vested rights in the Plan nor are they entitled to receive the grant of an option unless and until the Committee, in its sole discretion, approves the grant of an option. Individuals who serve on the Committee are not eligible to participate in the Plan, nor are individuals who own stock possessing more than 10% of the total combined voting rights or value of all classes of stock outstanding. Each of the officers named in the Executive Compensation Table set forth above would be eligible to receive options under the Plan (except to the extent that they serve on the Committee or may so serve in the future).

     Reserve of Shares. Currently the Plan reserves a total of 750,000 of authorized but unissued shares of the Company's common stock to be available for issuance under the Plan pursuant to the exercise of options granted thereunder. The aggregate market value of the shares remaining in the reserve and available for the grant of options, based on the estimated fair market value of the Company's Common shares as of the latest practicable date, would be $10,187,206. The Plan provides for adjustment in this reserve in the event of, among other things, any stock splits or stock dividends and any combinations or reclassifications of the Company's outstanding Common shares.

     Grant and Exercise of Option. Options granted under the Plan may be incentive stock options or non-statutory stock options for federal and state tax purposes (see discussion below). Options granted under the Plan are not transferable, except in the event of the optionee's death, and options granted under the Plan may be exercised only within the period prescribed by the Committee. The maximum term of any incentive option granted under the Plan is five years. The maximum term for any non-statutory option is ten years.

     Options generally become exercisable ("vest") at the rate of 20% after each year of employment following grant of the options (but in the event of a merger, reorganization or similar restructuring of the Company, all outstanding options would vest in full). However, the Committee has discretion to establish other vesting schedules, as it deems appropriate in specific cases, so long as the vesting is over no longer a period than 20% per year over five years. With respect to options granted to corporate "insiders," however, such options first become exercisable only after the expiration of six months following the date of grant.

     The expiration of any option is accelerated if the optionee's employment with the Company terminates for any reason, and the option has to be exercised within thirty days following the employee's termination. If the optionee's employment with the Company is terminated by reason of the employee's retirement, the option has to be exercised within three months after the date of retirement. The option expiration date also accelerates in the event of death or permanent disability of the option holder, in which case the option must be exercised within twelve months after the date of death or disability.

     The exercise price under an option is also set by the Committee at the time of grant. However, it cannot be set lower than 100% of the fair market value of common stock on the date of grant. The Company estimates that the market value of the Company's common stock as of the latest practicable date was approximately $23.00 per share, based on third-party transactions reported to the Company. Payment of the exercise price under an option may be made in whole or in part in the form of cash or stock of the Company (valued at its then fair market value).

     Restrictions on Stock Issued Pursuant to the Plan. The Plan gives the Committee the discretion to impose restrictions on the transferability of any shares issued pursuant to the Plan. Unless the Committee otherwise designates, pursuant to its authority under the Plan, the stock option agreements covering any options granted under the Plan must provide that stock issued pursuant thereto shall be subject to the following restriction: Such stock may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of without the prior written approval of the Committee until the later of (a) five years following the date of the option is granted, or (b) two years following the date the option is exercised; provided that such restriction does not apply to the optionee's surrender of the stock to the Company on a stock-for-stock exercise of an option.

     Amendment and Termination of the Plan. The Board of Directors may amend, modify or terminate the Plan at any time without notice, provided that no outstanding option is adversely affected thereby, without the optionee's consent. The approval of the Company's stockholders is required only for amendments that materially increase the number or shares available for issuance under the Plan; materially modify the requirements as to eligibility for participation in the Plan; or, otherwise increase the benefits accruing to participants under the Plan. The Plan will automatically terminate on January 29, 2002, unless it has previously been terminated by the Board of Directors; but options granted before the termination of the Plan may be exercised until they expire in accordance with their terms.

     Federal Income Tax Effects of Non-statutory Options. No taxable income results to an employee from the grant of a non-statutory option to purchase common stock, nor is the Company entitled to a deduction with respect to such grant.

     However, the exercise of such an option generally results in a taxable event. An individual who purchases shares by exercising a non-statutory option, generally will realize ordinary income in the year of the purchase. The amount of this income is equal to (i) the fair market value of the shares of common stock on the date of exercise of the option, minus (ii) the option exercise price. Where the stock issued upon exercise of the options is subject to both a substantial risk of forfeiture and a restriction on transfer, the participant will realize income only upon the lapse of such risk of forfeiture or the expiration of these restrictions. The amount of this income will be equal (i) to the fair market value of the shares of common stock on the date of lapse of the risk of forfeiture or restrictions, minus (ii) the option exercise price. Alternatively, the participant may make an election under Section 83(b) of the Internal Revenue Code (the "code") to be taxed upon exercise of the option, as though such risk of forfeiture or restrictions did not exist. In either case, the Company is entitled to a corresponding deduction in an amount equal to any ordinary income realized by the employee.

     Upon the disposition of stock acquired by exercising a non-statutory option under the Plan, any gain or loss will be taxed as a capital gain or loss (represented by the difference between the amount of the sales proceeds and the adjusted basis in the stock, which would include the amount of gain recognized on exercise), and this gain would be treated as a short- or long-term capital gain (or loss), depending upon how long the individual has held the stock from the date of the exercise of the option.

     Federal Income Tax Effects of ISOs. Neither the optionee nor the Company incurs any tax consequence as the result of the grant of an incentive stock option ("ISO") under the Plan. Likewise, under Section 422 and related provisions of the Code, the optionee has no taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at that time. Further, upon the disposition of stock acquired by exercising an ISO granted under the Plan, any gain would be taxed as a capital gain. The amount of gain is equal to the difference between
(i) the sales price of the shares and (ii) the holder's basis in the shares (i.e. the exercise price at which they were acquired.) The Company is not entitled to any deduction under these circumstances.

     However, if the option holder failed to hold the shares for a period of two years following the date of grant of the option and one year following the date of exercise of the option, (in which case the disposition is referred to as a "disqualifying disposition"), then the option holder is taxed on the difference between the sales price and the option exercise price. This gain is taxed as ordinary income to the extent of the difference between the exercise price and the fair market value of the stock on the date of exercise (or the amount realized from the sale, if that amount is less), with any balance taxed as capital gains. In these circumstances, the Company is entitled to a deduction equal to the amount of ordinary income realized by the option holder.

     The extent of participation of individual employees in ISOs granted under the Plan also is limited by federal tax law. The aggregate fair market value of the shares for which ISOs first become exercisable by any individual under all plans of the Company cannot exceed $100,000 in any calendar year.

     Alternative Minimum Tax. The "spread" under an ISO, (i.e., the difference between (i) the fair market value of the shares at exercise and (ii) the exercise price) is treated as an adjustment to taxable income for alternative minimum tax ("AMT") purposes for the year of exercise (or for the year of lapse of any restriction on the stock, if applicable); that is, alternative minimum taxable income is increased by the amount of the spread, potentially subjecting the holder to the AMT. This ISO AMT adjustment would be eliminated by a disqualifying disposition of the ISO shares, provided the disposition occurs in the taxable year in which the ISO is exercised. The AMT does not affect the tax consequences of the Plan to the Company.

     Reload Features of Options Under the Plan. The Plan provides for the issuance of what are commonly known as "reload" options, which are designed to encourage "stock-for-stock" exercises of options by employees. In a stock-for-stock exercise of an outstanding stock option, the holder of the option tenders the purchase price in the form of shares of the common stock of the Company already owned by the holder, instead of tendering the purchase price in cash. The advantage of this for the holder of the option is that an expenditure of cash is not necessary at the time of exercise; however, it also results in a dilution of the potential stock ownership position of the option holder. The "reload" features of the Plan are designed to replenish this dilution. The Plan calls for the grant of an additional "reload" option to any option holder who exercises an outstanding option by tendering stock of the Company. The number of shares covered by this new reload option is equal to the number of shares tendered in the stock-for-stock exercise (in essence, replacing those shares); the exercise price would be equal to the then-current market value of the shares; and the option exercise period would be equal to the remaining term of the underlying option, or five years, whichever is greater. All the other terms of the reload option would be identical to the underlying option.

     Because of the substantial overlap of options granted under the previous employee Stock Option Plan, which also carried a "reload" feature, the Committee is granted the discretion to honor options granted under the "old" plan with reloads granted under the new Plan. In other words, if an "old" option is exercised (after expiration of the "old"

plan) on a "stock-for-stock" basis, with a portion of the exercise price being paid in previously owned shares of the Company, the Committee has the discretion to issue a reload option to that employee under the Plan to replace those shares tendered upon exercise of the "old" option.

     The Plan also contains certain restrictive features designed to prevent abuse of the reload options and ensure that they fulfill their intended function of enhancing share ownership by employees and Directors. For example, the Plan provides that the shares issued on exercise of any option must be held for a period of one year following exercise of the option. If those shares are sold before one year following exercise of the option, then the reload option terminates; and as a corollary, the Plan provides that any reload option itself may not be exercised for one year following its grant. There are also restrictions designed to ensure compliance with applicable securities laws and to minimize the administrative burden associated with stock-for-stock exercises.

     The following table sets forth information regarding the options grants made under the Restricted Plan during the 1995 fiscal year, (i) to each Named Executive Officer, (ii) to all current executive officers as a group, (iii) all Directors who are not executive officers as a group and (iv) to all employees as a group.


                                                                  WEIGHTED AVERAGE
                                                      OPTIONS      EXERCISE PRICE
IDENTITY OF PERSON OR GROUP                           GRANTED        PER SHARE
--------------------------------------------------  ------------  ----------------
Donald M. Anderson                                     -0-            $ 0.00
David W. Spainhour                                  17,686  (1)       $19.75
William S. Thomas, Jr.                              15,000            $17.67
David A. Abts                                          -0-            $ 0.00
Jay D. Smith                                         7,020  (1)       $17.67
All current Executive Officers as a group           49,235  (2)       $17.62
All non-Executive Directors as a group (6 persons)     -0-
All employees as a group                            80,452  (3)       $18.26

_____________________

(1) All options granted to Mr. Spainhour and Mr. Smith were reload options which were granted in connection with their stock-for-stock exercise of existing options granted under the Company's stock option plans.

(2) Of this total, 26,735 shares were reload grants including Mr. Spainhour's and Mr. Smith's.

(3) Of this total, 9,686 were reload grants arising from the stock for stock exercise of options granted under the Stock Option Plan and 28,766 were reload grants similarly arising under the Restricted Stock Option Plan.

    The Company has determined that the fair market value of the Company's common stock was $23.00 per share as of the latest practicable date as determined by third-party transactions reported to the Company.

     Shareholder Approval. An approval to increase the number of shares allocated to the Plan will require the affirmative vote of a majority of the shares present (whether in person or by proxy) and voting at the shareholders' meeting.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                  (PROPOSAL 4)

     The firm of Arthur Andersen, LLP served as independent certified public accountants for the Company and the Bank with respect to the year 1995, and has been recommended by the Board to be the Company's and the Bank's accountants for calendar year 1996. It is expected that one or more representatives of Arthur Andersen, LLP will be present at the meeting, and will be given the opportunity to make a statement, if desired, and to respond to all appropriate questions.

     Audit services performed by Arthur Andersen, LLP for the year ended December 31, 1995 consisted of examination of the financial statements of the Company, the Bank and its employee benefit plans, certain services related to filings with the Securities and Exchange Commission, and consultation on matters related to accounting and financial reporting. In addition to these services, Arthur Andersen, LLP performed certain non-audit services consisting primarily of consultation on matters relating to the preparation of tax returns, the total fees for which amounted to approximately 17.7% of the total fees for services paid to Arthur Andersen, LLP for the year ended December 31, 1995. All such services were approved by the Company's Audit Committee, which has determined the firm of Arthur Andersen, LLP to be fully independent of the operations of the Company.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Company's Board of Directors recommends that the shareholders approve Arthur Andersen, LLP to serve as independent certified public accountants for the Company for the calendar year 1996. The affirmative vote of a majority of the shares present or represented and entitled to vote at the meeting will be required to approve this action.









                   (BALANCE OF PAGE INTENTIONALLY LEFT BLANK)

                              CERTAIN TRANSACTIONS

     Some of the Directors of the Company and the companies with which they are associated are customers of, and have had banking transactions with the Bank in the ordinary course of the Bank's business, and the Bank expects to have banking transactions with such persons in the future. In Management's opinion, all loans and commitments to lend included in such transactions were made in the ordinary course of the Company's business and in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of Management, did not involve more than a normal risk of collectability or present other unfavorable features. The aggregate amount of all such loans and credit extensions outstanding as of December 31, 1995, to all Directors and Executive Officers, together with their associates and members of their immediate family, was approximately $1,107,000, constituting approximately 1.09% of Company's stockholders' equity. The Company has a very strong policy regarding review of the adequacy and fairness to the Bank of loans to its Directors and officers.

     Mr. Dale Hanst, a Director of the Company, is a senior partner in the law firm of Schramm & Raddue. The firm of Schramm & Raddue represented the Bank in corporate and certain litigation matters in 1995.

     Donald M. Anderson, Chairman of the Board and Director of the Company, is a general partner in Pueblo Associates, from which the Company leases space at 1021 Anacapa Street for its executive headquarters and the housing of administrative functions of the Bank. The lease, covering 28,957 square feet of space, was restated in 1994 for a term of five (5) years with four (4) five
(5) year options to renew. The lease payments to Pueblo Associates totaled $496,765 during 1995. In the Company's opinion the lease is comparable to an "arms length" negotiated lease.

                      COMPLIANCE WITH SECTION 16(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and Executive Officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock of the Company. Officers, Directors and greater than ten-percent stockholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all
Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1995, all
Section 16(a) filing requirements applicable to its officers, Directors and greater than ten-percent beneficial owners were completed.

                             SHAREHOLDER PROPOSALS

     The deadline for shareholders to submit proposals to be considered for inclusion in the Company's proxy statement for the Company's 1997 Annual Meeting of Shareholders is November 15, 1996. No such proposals were submitted with respect to the 1996 Annual Meeting.

                                 LEGAL MATTERS

     There are no pending or threatened legal proceedings to which the Company or Bank is or may become a party, which may materially affect its property or proposed business, other than ordinary routine litigation incidental to the Company's business.

                                 OTHER MATTERS

     Management does not know of any matters to be presented at the Meeting, other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendations of the Board of Directors of the Company on such matters, and discretionary authority to do so is included in the proxy.

                      FINANCIAL STATEMENTS OF THE COMPANY

     Shareholders of the Company are advised that they may, upon request made to the Company's Head Office located at 1021 Anacapa, Santa Barbara, California 93101, obtain copies (free of charge) of the Company's Financial Statements or additional copies of the Company's Annual Report for 1995 by requesting them from the Secretary of the Company. Pursuant to regulations of the Securities and Exchange Commission, shareholders of the Company will receive the 1995 Annual Report of the Company together with this proxy statement. If for any reason any shareholder does not receive a copy of the 1995 Annual Report of the Company together with this proxy statement, please advise the Company, and a copy will be provided promptly.

                       NOTICE OF AVAILABILITY OF MATERIAL

     THE BANK WILL PROVIDE WITHOUT CHARGE TO THE SHAREHOLDERS OF RECORD ON MARCH 1, 1996 (THE RECORD DATE FOR ELIGIBILITY TO VOTE AT THE ANNUAL MEETING) A COPY OF THE COMPANY'S 1995 FORM 10-K AND ANNUAL REPORT, WHICH WILL BE FILED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934.

     All written requests for this report should be addressed to:

                               Dr. Clare McGivney
                            Assistant Vice President
                           Santa Barbara Bank & Trust
                              Post Office Box 1119
                        Santa Barbara, California 93102


     SHAREHOLDERS ARE REQUESTED TO VOTE, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN, SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED. YOU MAY, WITHOUT AFFECTING ANY VOTE PREVIOUSLY TAKEN, REVOKE YOUR PROXY BY A LATER PROXY FILED WITH THE SECRETARY OF THE COMPANY OR BY FILING WRITTEN NOTICE OF REVOCATION WITH THE SECRETARY OF THE COMPANY. ATTENDANCE AT THE MEETING WILL NOT IN AND OF ITSELF REVOKE A PROXY. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY BY ADVISING THE INSPECTOR OF ELECTIONS THAT YOU ELECT TO VOTE IN PERSON.

                                       SANTA BARBARA BANCORP


                                             [SIG]
                                         By:__________________________________
                                            Donald M. Anderson,
                                            Chairman of the Board
Dated:  March 15, 1996

                                   EXHIBIT A

                        1996 DIRECTORS STOCK OPTION PLAN


1. PURPOSES OF THE PLAN

     The purposes of this 1996 Directors Stock Option Plan are to attract, motivate and retain the best available Directors for the Company and each of the Company Parent and Subsidiaries and to provide them with additional incentive to promote the success of the Company's business.

2. DEFINITIONS

     As used herein, the following definitions shall apply:



     2.1  "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

     2.2  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     2.3  "COMMISSION" shall mean the Securities and Exchange Commission.

     2.4  "COMMON STOCK" shall mean the common stock of the Company.

     2.5  "COMPANY" shall mean Santa Barbara Bancorp, a California corporation.

     2.6  "DISABILITY" shall mean total and permanent disability as defined in
Section 22(e)(3) of the Code.

     2.7 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

     2.8 "FAIR MARKET VALUE" shall mean, as of any date, the value of the common stock determined as follows.

          2.8.1 If the common stock is listed on an established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the common stock) on the last market trading day prior to the date of determination.

          2.8.2 If the common stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the high bid and low asked prices for the common stock on the last market trading day prior to the date of determination.

     2.9 "OPTION" shall mean a stock option granted pursuant to the Plan and shall include Reload Options. All Options granted hereunder shall be "non-statutory stock options" and each such Option shall be evidenced by a written Stock Option Agreement.

     2.10  "OPTIONED STOCK" shall mean the common stock subject to an Option.

     2.11  "OPTIONEE" shall mean a Director who receives an Option.

     2.12 "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     2.13  "PLAN" shall mean this 1996 Directors Stock Option Plan.

     2.14 "RULE 16B-3" shall mean Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3 in effect at the time in question.

     2.15  "SECTION 16(B)" shall mean Section 16(b) of the Exchange Act.

     2.16 "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined as Section 424(f) of the Code.

3. STOCK SUBJECT TO THE PLAN

     3.1 ORIGINAL RESERVE. Subject to the provisions of Section 14 and Section 15 of the Plan, the maximum aggregate number of shares which are reserved for issuance upon exercise of Options granted under the Plan is One Hundred Fifty Thousand (150,000) shares of common stock.

     3.2 ADJUSTMENTS IN RESERVE. In the event that any outstanding Option granted under the Plan expires or is terminated without exercise, or with only partial exercise, prior to the end of the period during which Options may be granted under the Plan, the shares allocable to the unexercised portion of such Option shall be added back into the Reserve and may again be subject to Option under the Plan.

4. ELIGIBILITY

     Options may be granted only to Directors of the Company, or any Parent or Subsidiary, who are not otherwise employed by the Company or any Parent or Subsidiary. In addition, notwithstanding any other provision contained in this Plan, no Director shall be eligible to participate in the Plan if such individual owns stock and securities possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary. Notwithstanding anything in this Plan to the contrary, no person shall be entitled to the grant of more than one Option during or with respect to any year by reason of such person acting as a Director of more than one of the Company, the Parent or a Subsidiary. No person shall be eligible to receive the grant of an Option under this Plan as of July 1 of any year unless he or she is a Director of the Company or such Parent or Subsidiary on such date.

5. FORMULA FOR GRANT OF OPTIONS

     Options shall be granted under this Plan in accordance with the following schedule.

     5.1 GRANTS TO ALL PARTICIPANTS; NUMBER OF SHARES AND TIMING. Each eligible Director of the Company shall receive a grant of an Option for fifteen hundred (1,500) shares of the common stock of the Company on July 1, 1996, and on July 1 of each year thereafter during the term of the Plan for so long as there shall remain shares available in the Reserve established pursuant to
Section 3, above. Notwithstanding the foregoing, no Options shall be granted under this Plan prior to the approval of this Plan by the shareholders of the Company. In the event that there shall at any time be an insufficient number of shares remaining available in the Reserve to award and grant to each of the Directors an Option covering the full number of shares then to be awarded, then and in such event each Director shall receive an Option covering a pro rata number of shares, calculated on the basis of the number of Directors then eligible to participate in the award. Nothing in this Plan or any Stock Option Agreement shall obligate the Company to increase the number of shares in the Reserve so that the Company may grant Options to eligible Directors throughout the entire term of this Plan or to grant Options or other rights to any Director after Options covering the total number of shares in the Reserve have been granted or after the expiration of the term of the Plan.

     5.2 ADJUSTMENT IN NUMBER OF OPTION SHARES. The number of shares covered by the Options to be awarded to each Director pursuant to Section 5.1, above, shall be adjusted in accordance with the provisions of Sections 14 and 15 and , below.

     5.3 NON-DISCRETIONARY PLAN. No discretion concerning any decisions regarding the Plan shall be afforded to any person who is not a "disinterested person," as that term is defined under Rule 16b-3.

     5.4 SINGLE ANNUAL OPTION. The Company shall be obligated to grant to each eligible Director under Section 5.1, above, only one (1) Option during or with
respect to any year.   Notwithstanding anything in this Plan to the contrary,
no person shall be entitled to the grant of more than one Option during or with respect to any year by reason of such person acting as a Director of more than one of the Company, the Parent or a Subsidiary.

6. TERM OF PLAN

     This Plan has been adopted by the Board of Directors as of February 27, 1996. The term of the Plan shall begin as of February 27, 1996, and shall continue until December 31, 2005, unless terminated sooner in accordance with the provisions of the Plan.

7. TERM OF OPTION

     Subject to the provisions of Section 9, below, the term of each Option shall be five (5) years from the date of grant thereof. Each Option granted under this Plan shall be deemed granted as of July 1 of the year of grant, regardless of the date on which the Stock Option Agreement is delivered to or received by the Optionee.

8. EXERCISE PRICE AND CONSIDERATION

     8.1 EXERCISE PRICE. The exercise price per share for the shares to be issued upon exercise of an Option shall be 100% of the Fair Market Value per share of common stock on the date of grant of the Option.

     8.2 CONSIDERATION. The consideration to be paid for the shares to be issued upon exercise of an Option shall consist entirely of cash, cashier's or bank certified check, or other shares of common stock having a Fair Market Value on the date of exercise of the Option equal to the exercise price for the shares as to which the Option is being exercised, or any combination of such methods of payment. In the event that the exercise price is paid, whether in whole or in part, through the tender of shares of common stock already owned by the Optionee, then the Option must be exercised for a minimum of at least 100 shares or the total number of shares subject to the Option, if less than 100 shares.

9. EXERCISE OF OPTION

     9.1 SIX-MONTH VESTING PERIOD. Any Option shall become exercisable only after the expiration of six (6) months following the date of grant of such Option. Thereafter, the Option shall be fully vested and shall be exercisable in whole or in part at any time and from time to time during the term of the Option.

     9.2 PROCEDURE FOR EXERCISE. An Option shall be deemed to be exercised when the Optionee has delivered to the Company written notice of such exercise and full payment of the exercise price for the shares with respect to which the Option is being exercised. Full payment shall consist of such consideration as is allowable under Section 8.2, above. An Option may not be granted or exercised for a fraction of a share. Exercise of an Option in any manner shall result in a decrease in the number of shares which thereafter may be available, both for the purposes of the Plan and for issuance under the Option, by the number of shares as to which the Option is exercised. Optionee may designate in the notice of exercise that some or all of the shares of common stock or other securities to be issued upon such exercise shall be issued in the name of Optionee's spouse, the trustee of a revocable trust in which Optionee and his or her spouse are the sole primary beneficiaries, Optionee's prior spouse, or any combination of the foregoing. Notwithstanding anything herein to the contrary, Optionee may not designate in the notice of exercise that any of the shares of common stock or other securities shall be issued to Optionee's prior spouse unless such issuance is to be made incident to Optionee's divorce within the meaning of Section 1041 of the Code and to a qualified domestic relations order as defined in Section 414(p)(1)(B) of the Code which satisfies the provisions of Section 414(p)(1)(A) of the Code. The Company may rely on a representation of the Optionee, or such other evidence as the Company deems appropriate, for purposes of determining the propriety of the exercise of any Option and the compliance of such exercise with the terms of this Plan and any applicable Stock Option Agreement. The Company shall have no obligation to independently investigate the propriety of the exercise of any Option or the compliance of such exercise with the terms of this Plan or any applicable Stock Option Agreement.

     9.3 RIGHTS AS A SHAREHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing the shares of common stock, the Optionee shall have no right to vote or receive dividends or any other rights as a shareholder with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment shall be made in the exercise price payable on the exercise of any Option or the number of shares of common stock or other securities or property issuable upon exercise of an Option for any dividend, distribution or other right for which the record date is prior to the date the stock certificate is issued to Optionee with respect to any Optioned Stock, except as provided in Section 14 and Section 15, below.

     9.4 TERMINATION OF STATUS AS DIRECTOR. If an Optionee's continuous status as a Director is terminated other than for cause or by reason of the Optionee's death or disability, the Optionee may, but only within the three (3)-month period from the date of the termination of the Optionee's status as a Director (but not later than the expiration of the term of the Option), exercise any outstanding Option (including any "reload" Option) to the extent that the Option was exercisable at the date of such termination. If the Optionee does not exercise the Option in full during such 3-month period, the unexercised portion of the Option shall terminate at the close of business, California time, on the last business day of such 3-month period and thereafter shall not be exercisable in whole or in part. Notwithstanding anything in this Section to the contrary, if the Option is not exercisable on the date of the termination of the Optionee's status as a Director, then the Option shall terminate simultaneously with the termination of the Optionee's status as a Director and thereafter shall not be exercisable in whole or in part.

     9.5 DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 9.4, above, if an Optionee's continuous status as a Director is terminated as a result of the Optionee's death or disability, the Optionee or his or her estate or personal representative may exercise the Option to the extent that the Option was exercisable at the date of such termination in whole or in part at any time and from time to time during the twelve (12)-month period from the date of the termination of the Optionee's status as a Director. If the Optionee does not exercise the Option in full during such 12-month period, the unexercised portion of the Option shall terminate at the close of business, California time, on the last business day of such 12-month period and thereafter shall not be exercisable in whole or in part. Notwithstanding anything in this Section to the contrary, if the Option is not exercisable on the date of the termination of the Optionee's status as a Director, then the Option shall terminate simultaneously with the termination of the Optionee's status as a Director and thereafter shall not be exercisable in whole or in part.

     9.6 TERMINATION FOR CAUSE. If an Optionee's continuous status as a Director is terminated for cause, all outstanding Options held by the Optionee shall terminate simultaneously with the termination of the Optionee's status as a Director and thereafter shall not be exercisable in whole or in part. For purposes of this Section, an Optionee's status as a Director shall be deemed to be terminated for "cause" as of the date on which the Optionee is removed as a Director for any reason described in Section 304 of the California General Corporation Law.

     9.7 STATUS AS A DIRECTOR. The termination of an Optionee's status as a Director shall be deemed to occur on the effective date of the earliest of (a) the Optionee's resignation as a Director, (b) the removal of the Optionee as a Director, and (c) the Optionee's death.

10. RESTRICTION ON TRANSFER OF STOCK ISSUED

     The Stock Option Agreements covering all Options granted under this Plan shall provide that shares of common stock issued upon exercise of the Options may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of for a period equal to the longer of five (5) years following the date the Option is granted and two (2) years following the date on which such shares are issued to the Optionee on exercise of the Option; provided that the foregoing restriction on transfer shall not apply to an Optionee's transfer of shares of common stock (a) to the Company in payment of all or any portion of the exercise price payable upon exercise of an Option or the satisfaction of any income tax withholding obligation with respect to any subsequent exercise of an Option or (b) to the acquiring party in any transaction described in
Section 15, below, in which the Company is not the surviving corporation. Appropriate legends shall be placed on any certificates evidencing such restricted shares of common stock and appropriate stop transfer instructions shall be given to the Company's transfer agent.

11. RELOAD FEATURES

     11.1 GRANT OF RELOAD OPTIONS. Whenever the holder of an Option granted under this Plan (including any Reload Options granted under the provisions of this Section 11 or Section 13, below) (the "Original Option") exercises the Original Option and makes payment of the exercise price by tendering shares of the common stock previously held by the Optionee, then the Optionee shall be entitled to receive and the Company shall grant the Optionee a new option (the "Reload Option") for that number of shares of the common stock which is equal to the number of shares tendered by the Optionee in payment of the exercise price for the Original Option being exercised. All such Reload Options granted hereunder shall be on the following terms and conditions.

     11.1.1 EXERCISE PRICE. The exercise price per share shall be an amount equal to the Fair Market Value per share of the common stock as of the date of exercise of the Original Option.

     11.1.2 EXPIRATION DATE. The term of the Reload Option shall begin as of the date of exercise of the Original Option and, unless terminated sooner pursuant to the terms of this Plan or Stock Option Agreement, shall terminate five (5) years thereafter.

     11.1.3 VESTING PERIOD. Any Reload Option shall become exercisable one (1) year following the date of grant of such Reload Option. Thereafter the Reload Option shall be fully vested and shall be exercisable in whole or in part at any time and from time to time during the term of the Reload Option.

     11.1.4 OTHER TERMS. All other terms of Reload Options granted hereunder shall be identical to the terms and conditions of the Original Option, the exercise of which gives rise to the grant of the Reload Option.

     11.2 RESTRICTIONS ON RELOAD OPTIONS. Any and all Reload Options granted pursuant to this Section 11 (or Section 13, below) shall be subject to the following conditions and restrictions.

          11.2.1 HOLDING PERIOD OF SHARES TENDERED. No Reload Option shall be granted pursuant to Section 11.1, above, unless the shares of common stock tendered upon exercise of the Original Option in payment therefore have been held by the Optionee for a period of more than six (6) months prior to the exercise of the Original Option. The Company may rely on a representation of the Optionee, or such other evidence as the Company deems appropriate, for purposes of determining the holding period of any shares surrendered on exercise of an Option and the compliance of such exercise with the terms of this Plan and any applicable Stock Option Agreement. The Company shall have no obligation to independently investigate the holding period or the propriety of the exercise of any Option or the compliance of such exercise with the terms of this Plan or any applicable Stock Option Agreement.

          11.2.2 HOLDING PERIOD OF ORIGINAL OPTION SHARES. If any of the shares of common stock of the Company which are issued upon exercise of the Original Option are sold within one (1) year following the exercise of the Original Option, then the Reload Option shall immediately terminate.

          11.2.3 EXCEPTION. The holding period restrictions set forth in Sections 11.2.1 and 11.2.2, above, shall not apply to an Optionee's (a) transfer of shares of common stock to the Company in payment of all or any portion of the exercise price upon exercise of an Option, whether an Original Option or a Reload Option, or (b) satisfaction of the Optionee's tax withholding obligation, if any, by the transfer of shares to the Company or by the Company's withholding of shares that would otherwise be issued as a result of the exercise of an Option.

12. NONTRANSFERABILITY OF OPTIONS

     No Option or Reload Option may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of in any manner, other than by will or the laws of descent and distribution. Each Option and Reload Option may be exercised, during the lifetime of the Optionee, only by the Optionee or his or her guardian or legal representative.

13. TAX WITHHOLDING

     To the extent that the exercise of any Option (including any Reload Option) granted hereunder gives rise to an income tax withholding obligation on the part of the Company with respect to the Optionee, the Company may satisfy such obligation on such terms and in accordance with such procedures as it deems appropriate under applicable law. At the election of the Optionee, such withholding obligation may be satisfied through the Company's retention of shares of the common stock which would otherwise be issued as a result of the exercise of the Option; provided, however, that such an election must be an irrevocable election which is made by the Optionee at least six (6) months prior to the exercise of the Option, in accordance with regulations and interpretations of the Commission. If withholding is made in shares of the common stock, the Company shall grant to the Optionee a Reload Option, on the terms specified in Section 11, above, for the number of shares so withheld.

14. RECAPITALIZATION OF COMPANY

     Except as otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to the Options granted under the Plan, and the exercise price of such Options, in the event of a stock dividend (but only on common stock), stock split, reverse stock split, recapitalization, reorganization or like change in the capital structure of the Company. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the members of the Board of Directors who are not eligible for the grant of Options under this Plan, the determination of which in that respect shall be final, binding, and conclusive.

15. REORGANIZATION OR LIQUIDATION OF THE COMPANY

     In the event of (a) a liquidation of the Company, or (b) a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly owned subsidiary of another corporation, or (c) any sale of all or substantially all of the Company's assets, any unexercised Options then outstanding under the Plan shall be deemed canceled as of the effective date of any such liquidation, merger, reorganization, consolidation or sale, unless the surviving corporation in any such merger, reorganization or consolidation or the acquiring corporation in any such sale elects to assume the Options under the Plan or to issue substitute options in place thereof; provided, that, if any Options granted under the Plan would be canceled in accordance with the foregoing, the Optionee shall have the right, exercisable during a 10-day period ending on the fifth day prior to the effective date of such liquidation, merger, reorganization, consolidation or sale, to exercise the Options in whole or in part even though the Option otherwise was not then exercisable. The Company shall give each Optionee at least thirty (30) days' prior written notice of the anticipated effective date of any such liquidation, merger, reorganization, consolidation or sale. Notwithstanding anything in this Plan or in any Stock Option Agreement to the contrary, (i) all Option exercises effected during the foregoing 10-day period shall be deemed to be effective immediately prior to the closing of such liquidation, merger, reorganization, consolidation or sale and (ii) if the Company abandons or otherwise fails to close any such liquidation, merger, reorganization, consolidation or sale, then
(A) all exercises during the foregoing 10-day period shall cease to be effective ab initio and (B) the outstanding Options shall be exercisable as otherwise determined under the applicable Stock Option Agreements and without consideration of this Section or the corresponding provisions of any Stock Option Agreement.

16. AMENDMENT AND TERMINATION OF THE PLAN

     16.1 AMENDMENT AND TERMINATION. The Board of Directors may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that the following revisions or amendments shall require approval of the shareholders of the Company entitled to vote:

          16.1.1 NUMBER OF SHARES. Any material increase in the number or shares which may be issued pursuant to the Plan (other than in accordance with Sections 14 and 15 and, above);

          16.1.2 ELIGIBILITY. Any material modification of the requirements as to eligibility for participation in the Plan; or

          16.1.3 INCREASE IN BENEFITS. Any material increase in the benefits accruing to participants under the Plan.

     16.2 LIMITATIONS ON AMENDMENT TIMING. The formula aspects of this Plan, namely the procedures for determining the Fair Market Value of the common stock and those matters set forth in Section 5, above, shall not be amended more frequently than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder.

     16.3 EFFECT OF AMENDMENT OR TERMINATION. Any amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company.

17. CONDITIONS UPON ISSUANCE OF SHARES

     17.1 COMPLIANCE WITH LAW. Shares of common stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     17.2 INVESTMENT INTENT. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares of common stock are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by applicable law.

     17.3 GOVERNMENTAL CONSENTS. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of common stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell, or any delay in issuing or selling, such shares as to which such requisite shall not have been obtained.

18. RESERVE OF SHARES

     During the term of this Plan, the Company will at all times reserve and keep available such number of shares as shall be sufficient to satisfy the requirements of the Plan (the Plan "Reserve").

19. OPTION AGREEMENT

     Each Option granted hereunder shall be evidenced by a written Stock Option Agreement.

20. INDEMNIFICATION

     In addition to such other rights of indemnification as they may have as members of the Board of Directors and/or employees of the Company, the persons administering the Plan shall be indemnified by the Company against reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, any Stock Option Agreement or any Option granted under the Plan, and against all amounts paid or payable by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid or payable by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such person is liable for gross negligence or willful misconduct in the performance of his or her duties. The indemnification provided in this Section shall be available only if, within sixty (60) days after institution of any such action, suit, or proceeding, the person seeking indemnification shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

21. EFFECTIVE DATE OF PLAN; SHAREHOLDER APPROVAL

     The Plan was adopted by action of the Board of Directors taken at a duly noticed and held meeting on February 27, 1996. The effectiveness of the Plan shall be subject to approval by the shareholders of the Company within twelve
(12) months after the aforesaid date of the adoption of the Plan. The manner and method for approval of the Plan by the shareholders of the Company must comply with Rule 16b-3. If the Plan has not been previously approved by the shareholders of the Company, the Plan shall terminate on January 31, 1997.



                                *  *  *  *  *  *

                                   EXHIBIT B


                              AMENDED AND RESTATED
                          RESTRICTED STOCK OPTION PLAN
             (AS AMENDED AND RESTATED, EFFECTIVE FEBRUARY 27, 1996)


     SANTA BARBARA BANCORP (the "Company") hereby adopts the following employee stock option plan:

1. OPTIONS

     This instrument is intended to implement and govern the RESTRICTED STOCK OPTION PLAN (the "Plan") of Santa Barbara Bancorp (the "Company"). Pursuant to the Plan, two separate types of options for common stock of the Company may be granted:

     1.1 INCENTIVE OPTIONS.  Incentive Stock Options ("Incentive Options"); and

     1.2 NON-QUALIFIED OPTIONS. Non-qualified Stock Options ("Non-qualified Options").

Incentive Options are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Non-qualified options are not intended to so qualify. Unless specified otherwise, all the provisions of this Plan relate equally to both Incentive Options and Non-qualified Options. Each option granted under this Plan shall be evidenced by a Stock Option Agreement (the "Agreement") between the Company and the employee concerned, designating the type of option being issued and containing such other terms and conditions as deemed appropriate.

2. PURPOSES OF THE PLAN

     The purposes of this Plan are to attract, motivate and retain the best available officers and employees, and to provide them with additional incentive to promote the success of the Company's business.

3. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by a committee to be appointed by the Board of Directors of the Company (the "Committee"). The Committee shall consist of not less than three persons all of whom shall be Members of the Board of Directors. None of the members of the Committee shall be eligible to be allocated any stock options pursuant to this Plan. No person shall be appointed to be a member of the Committee if such person was eligible to be allocated any stock options pursuant to this Plan at any time within one (1) year prior to his appointment to the Committee. For purposes of this Section, a person shall be deemed to be eligible to be allocated any stock options pursuant to this Plan during any period if, during such period, he is eligible to receive a Reload Option pursuant to this Plan. Members of the Committee shall serve at the pleasure of the Board of Directors. No member of the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan. Subject to the provisions contained herein, the Committee shall determine:

     3.1 EMPLOYEES TO RECEIVE OPTIONS. The employees to whom options shall be granted;

     3.2 TYPE OF OPTIONS TO BE GRANTED. Whether options to be granted shall be Incentive Options or Non-qualified Options or both;


     3.3 NUMBER OF SHARES. The number of shares to be optioned to each such employee;

     3.4 OPTION PRICE. The price to be paid for the shares upon the exercise of each option;

     3.5 OPTION PERIOD. The period within which each option shall be exercised; and

     3.6 OTHER TERMS AND CONDITIONS. The terms and conditions of each Agreement between the Company and each employee to whom the Committee has granted an option; which terms and conditions, however, shall be in accordance with the provisions of this Plan but may include any other or additional terms or conditions not inconsistent with this Plan.

4. GRANT OF OPTIONS

     4.1 EFFECTIVE DATE OF OPTION GRANT. The "grant" of an option pursuant to this Plan shall be deemed to have occurred on the latest of: (a) the date the Committee announces the grant of the option; or (b) such later date set by the Committee or set forth in the Agreement.

5. ELIGIBILITY

     Full-time salaried employees of the Company who shall, in the judgment of the Committee, be qualified by position, training, or ability to contribute substantially to the success of the Company, shall be eligible to participate in the Plan. The number of shares allocable to any person by means of options under this Plan is to be reasonable, as determined by the Committee, in relation to the purposes of the Plan and the needs and capabilities of the Company. No option may be granted to any employee owning more than ten percent (10%) of the voting power of all classes of stock of the Company or its parent or subsidiary.

6. RESERVE OF SHARES

     6.1 RESERVE. Subject to the provisions of Section 6.2, below, the maximum aggregate number of shares of common stock of the Company reserved for issuance upon the exercise of Options granted under the Plan is 1,000,000 shares of authorized but unissued shares of common stock of the Company. No more than the total number of shares held in this Reserve shall be issued under the Plan pursuant to the exercise of Incentive Options and Non-qualified Options in the aggregate.

     6.2 ADJUSTMENTS IN RESERVE. If the outstanding shares of common stock of the Company are increased or decreased, or are changed into or exchanged for a different number or kind of shares or other securities, as a result of the occurrence of an event described in Section 23 or Section 24, below, then and in such event, appropriate adjustments shall be made in the number and/or kind of shares or other securities for which options may thereafter be granted under this Plan. In the event that any outstanding option under the Plan expires or is terminated without exercise, or with only partial exercise, prior to the end of the period during which options may be granted, the shares allocable to the unexercised portion of any such option may be added back into the Reserve and may again be subject to option under the Plan.

7. OPTION EXERCISE PRICE

     7.1 ESTABLISHMENT OF OPTION PRICE. The price per share required to be paid upon exercise of any option granted hereunder, whether an Incentive Option or a Non-qualified Option, shall be 100% of the fair market value per share, as determined by the Committee, of the Company's common stock at the time of the grant of the option.

     7.2 PAYMENT OF OPTION PRICE. The option price shall be payable either (a) in cash in immediately available funds, or (b) with stock of the Company, valued at its then fair market value. In the event that the option price is paid, whether in whole or in part, through the tender of shares of common stock of the Company already owned by the option holder, then the option must be exercised for a minimum of at least 100 shares, or the total number of shares subject to the outstanding option being exercised, if less than 100 shares.

     7.3 EXCHANGE OF OPTIONS. Notwithstanding the foregoing, however, in the event that any option is granted under this Plan in exchange for the surrender by the grantee of another option for the common stock of the Company, the Committee, in its discretion, may establish the option exercise price under the new option at the same amount as provided in the option which is surrendered, but only to the extent of the number of shares then subject to the option which is surrendered.

8. OPTION PERIOD

     The term of any Incentive Option granted pursuant to this Plan shall not exceed five (5) years. The term of any Non-qualified Option shall not exceed ten (10) years. The aggregate fair market value, as determined by the Committee, of the shares of common stock with respect to which an Incentive Option granted under this Plan is exercisable for the first time by an Optionee during any calendar year shall not exceed the difference between (a) One Hundred Thousand Dollars ($100,000) and (b) the sum of the fair market value, as determined by the Committee as of the time the Incentive Options, if any, were granted, of the shares of common stock covered by all Incentive Options which were granted to the Optionee under this Plan and all other incentive stock option plans of the Company and which are exercisable for the first time by the Optionee during such calendar year. If an Incentive Option is granted pursuant to which the aggregate fair market value of shares with respect to which it first becomes exercisable in any calendar year exceeds such $100,000 limitation, the portion of such Option which is in excess of the $100,000 limitation shall be treated as a Non-qualified Option pursuant to Section 422(d)(1) of the Code. This Section is intended to comply with the provisions of Section 422 of the Code and shall be interpreted so as to comply with the provisions of such Section of the Code. Nothing in this Section shall obligate the Company to grant options or any additional options to any employee under this Plan or any other stock option plan here or hereafter adopted.

9. EXERCISE; VESTING

     Options granted hereunder (whether Incentive Options or Non-qualified Options) shall become exercisable ("vest") in accordance with such schedule as the Committee, in the exercise of its discretion, may deem appropriate in any particular case. To the extent not so provided by the Committee, options shall vest as follows: The aggregate number of shares covered by the option shall be divided by the number of years included in the option term (each such year being hereinafter called an "Option Year"). The Employee shall become entitled to purchase the number of shares of common stock resulting from the foregoing division at the end of each Option Year.

     Notwithstanding any other provision contained herein, however, (a) options here granted shall vest and become exercisable over a period no longer than five (5) years and at a rate not less than twenty percent (20%) per year, and
(b) no option granted under this Plan shall be exercisable for at least six (6) months following the grant of the option, except in case of death or disability.

10. RESTRICTION ON TRANSFER OF STOCK ISSUED

     Unless the Committee otherwise designates, pursuant to its authority under
Section 3.6 of this Plan, the stock option agreements covering any options granted under this Plan shall provide that stock issued pursuant thereto shall be subject to the following restriction: Such stock may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of without the prior written approval of the Committee for a period of five (5) years following the date the option is granted and two (2) years following the date of exercise of the option, whichever is later. The foregoing restriction on transfer shall not apply to an employee's transfer of shares of common stock to the Company in payment of all or any portion of the purchase price upon exercise of an option or to an employee's election to satisfy his tax withholding obligation with respect to any exercise of an option through shares which otherwise would be issued as a result of the exercise. Appropriate legends shall be placed on any certificates evidencing such restricted shares and appropriate stop transfer instructions given to the Company's transfer agent.

11. EXPIRATION OF OPTIONS

     Notwithstanding any other provisions of this Plan or the terms of any option agreement granted pursuant hereto, options granted pursuant to this Plan shall expire upon the occurrence of any of the following events:

     11.1 TERMINATION OF EMPLOYMENT. Thirty (30) days following termination of employment, other than as a result of the employee's retirement, death or disability;

     11.2 RETIREMENT. Immediately upon retirement of the employee in accordance with the Company's retirement policy, provided that the employee may within three months after the date of retirement (but in no event beyond the period of time for which the option is granted) exercise the option as to those shares with respect to which any vesting installments, if any, had accrued as of the date on which the employee retired; and

     11.3 DEATH OR DISABILITY. Twelve months after the death or permanent disability (as defined in the Company's Incentive and Investment Profit Sharing Plan and Trust) of the employee while in the employ of the Company (but in no event beyond the period of time for which the option is granted). During such twelve-month period the employee (or his personal representative) or the persons to whom the employee's rights under the Option shall have passed by will or by the applicable laws of descent and distribution shall have the right to exercise the option to the extent that any vesting installments, if any, had accrued as of the date of employee's death or disability.

12. METHOD OF EXERCISE

     Options granted pursuant to this Plan shall be exercised by delivery to the Committee of a written notice specifying (a) the number of shares which an employee (or his personal representative) then desires to purchase, (b) the name or names in which Employee (or his personal representative) desires to have the shares issued, and (c) whether the options being exercised are Incentive Options or Non-qualified Options. Said notice shall be accompanied by full payment of the aggregate purchase price of such options in immediately available funds (or stock of the Company). The Company shall, as soon as practicable thereafter, issue and deliver to the employee and/or any other persons designated in the notice of exercise, the necessary certificate or certificates evidencing the number of shares purchased (excluding any fractional shares), in the name of the employee and/or in the name of the other persons designated in the notice of exercise. Employee may designate in the notice of exercise that some or all of the shares to be issued upon such exercise shall be issued in the name of Employee's spouse, the trustee of a revocable trust in which Employee and his or her spouse are the sole primary beneficiaries, Employee's prior spouse, or any combination of the foregoing. Notwithstanding anything herein to the contrary, Employee may not designate in the notice of exercise that any of the shares shall be issued to Employee's prior spouse unless such issuance is to be made incident to Employee's divorce within the meaning of Section 1041 of the Code. The Committee may rely on a representation of the person exercising the option, or such other evidence as the Committee deems appropriate, for purposes of determining the propriety of the exercise of any option and the compliance of such exercise with the terms of this Plan and any applicable Stock Option Agreement. The Committee shall have no obligation to independently investigate the propriety of the exercise of any option or the compliance of such exercise with the terms of this Plan or any applicable Stock Option Agreement.

13. RELOAD FEATURES

     13.1 GRANT OF RELOAD OPTIONS. Whenever the holder of any option (the "Original Option") outstanding under this Plan (whether an Incentive Option or a Non-qualified Option, and including any Reload Options granted under the provisions of this Section 13) exercises the Original Option and makes payment of the option price by tendering shares of the common stock of the Company previously held by him or her, then the holder of that Option shall be entitled to receive and the Company shall grant a new option (the "Reload Option") for that number of additional shares of the common stock of the Company which is equal to the number of shares tendered by the option holder in payment of the option price for the Original Option being exercised. All such Reload Options granted hereunder shall be on the following terms and conditions:

          13.1.1 OPTION PRICE. The option price per share shall be an amount equal to the then current fair market value per share of the Company's common stock, as of the date of exercise of the Original Option, as determined by the Committee.

          13.1.2 EXPIRATION DATE. The option exercise period shall expire, and the Reload Option shall no longer be exercisable, on the expiration of the option period of the Original Option or five (5) years from the date of the grant of the Reload Option, whichever is later.

          13.1.3 VESTING PERIOD. Any Reload Option granted under this Section 13 shall "vest" and first become exercisable one (1) year following the date of exercise of the Original Option.

          13.1.4 OTHER TERMS. All other terms of Reload Options granted hereunder shall be identical to the terms and conditions of the Original Option, the exercise of which gives rise to the grant of the Reload Option. Further, the character of the Reload Option shall be the same as the character of the Original Option, namely if the Original Option is an Incentive Option, the Reload Option shall be an Incentive Option; and if the Original Option is a Non-qualified Option, the Reload Option shall also be a Non-qualified Option.

     13.2 RESTRICTIONS ON RELOAD OPTIONS. Any and all Reload Options granted pursuant to this Section 13 (or Section 15, below) shall be subject to the following conditions and restrictions:

          13.2.1 NO RELOAD ON EXISTING INCENTIVE OPTIONS. Notwithstanding
Section 13.1, above, no Reload Option shall be granted pursuant to Section 13.3, below, upon the exercise of any Incentive Option which is outstanding as of the effective date of this Plan.

          13.2.2 HOLDING PERIOD OF SHARES TENDERED. No Reload Option shall be granted pursuant to Section 13.1, above, unless the shares tendered upon exercise of the Original Option in payment therefore have been held by the Employee for a period of more than six (6) months prior to the exercise of the Original Option.

          13.2.3 HOLDING PERIOD OF ORIGINAL OPTION SHARES. If the shares of common stock of the Company which are issued upon exercise of the Original Option are sold within one (1) year following the exercise of the Original Option, then the Reload Option shall immediately terminate.

          13.2.4 EXCEPTION. The holding period restrictions set forth in Sections 13.2.2 and 13.2.3 above shall not apply to an Employee's (a) transfer of shares of common stock to the Company in payment of all or any portion of the purchase price upon exercise of an option, whether an Original Option or a Reload Option, or (b) satisfaction of his withholding obligation, if any, pursuant to Section 15 below by the withholding of shares that would otherwise be issued as a result of the exercise of an option.

     13.3 "GRANDFATHER" PROVISIONS. The Company acknowledges that there are outstanding options granted to employees under the Company's prior employee Stock Option Plan, which Plan expires in calendar year 1993, and that said Plan contained "reload" features similar to those contained herein. To the extent that any such outstanding options under said Plan are exercised after the expiration of that Plan, the Committee shall have the power, in its sole discretion, to grant to any such option holders a reload option under and containing the terms specified in this Plan.

14. NON-TRANSFERABILITY

     Options granted pursuant to this Plan shall not be transferable other than by will or by the laws of descent and distribution and shall be exercisable during the employee's lifetime only by him (or his guardian or legal representative). Any attempt by an Employee to assign or transfer any option granted under this Plan other than as provided in this paragraph shall automatically effect a termination thereof.

15. TAX WITHHOLDING

     To the extent that the exercise of any Option granted hereunder gives rise to an obligation on the part of the Company to withhold from Employee's wages, the Company shall do so on such terms and in accordance with such procedures as may be required under applicable law. At the election of the Employee, withholding may be made in shares of the common stock of the Company which would otherwise be issued as a result of the exercise; provided, however, that such an election must be an irrevocable election which is made at least six (6) months prior to the exercise of the option, in accordance with regulations and interpretation of the Securities Exchange Commission. If withholding is made in shares of the Company's stock, the Committee, in its sole discretion, may grant Reload Option(s), on the terms specified in Section 13, above, for the number of shares so withheld.

16. NO SHAREHOLDER RIGHTS

     An option holder shall not be deemed to be a shareholder of the Company with respect to options unless and until said shares shall have been issued upon exercise thereof and are paid for in full.

17. SECURITIES COMPLIANCE

     Options granted pursuant to this Plan shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualifications of the shares covered thereby is required upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition of the exercise of such option, the option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval shall have effected or obtained free of any conditions not acceptable to the Committee.

18. TERM OF PLAN

     No option shall be granted under this Plan after ten years from the date of the original adoption of the Plan by the Board of Directors or the original approval of the Plan by a majority of the voting shares, whichever event first occurred.

19. AMENDMENT OF PLAN

     The Board of Directors of the Company may at any time suspend, amend, or terminate the Plan, and may, with the consent of an option holder, make such modification of the terms and conditions of options granted hereunder as it shall deem advisable; provided that, any amendment or modification which would:

     19.1 NUMBER OF SHARES. Materially increase the number or shares which may be issued pursuant to the Plan (other than in accordance with Section 23 and Section 24. below);

     19.2 ELIGIBILITY. Materially modify the requirements as to eligibility for participation in the Plan; or

     19.3 INCREASE IN BENEFITS. Otherwise materially increase the benefits accruing to participants under the Plan, shall be subject to approval thereof by shareholders of the Company holding not less than a majority of the voting power.

20. SUBSTITUTION OF OPTIONS

     Notwithstanding the provisions of Section 19, above, the Committee may grant to an option holder, if he or she is otherwise eligible, additional options under this Plan or, with the consent of the option holder, grant new options under this Plan in lieu of any outstanding options for a number of shares, at a purchase price and for a term which in any respect is greater or lesser than that of the earlier Option, subject to those limitations as to options otherwise set forth herein.

21. LIMITS ON AMENDMENTS

     This Plan may not, without approval of the stockholders, be amended in any manner that will cause Incentive Options issued under it to fail to meet the requirements of incentive stock options as defined in Section 422 of the Internal Revenue Code, or to change the maximum number of shares which any one person may receive.

22. EFFECT ON SUSPENSION OR TERMINATION OF PLAN

     No option may be granted during any suspension, or after termination, of this Plan. Amendment, suspension, or termination of the Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option theretofore granted hereunder.

23. RECAPITALIZATION OF COMPANY

     Except as otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to the options granted under the Plan, and the exercise price of such options, in the event of a stock dividend (but only on common stock), stock split, reverse stock split, recapitalization, reorganization or like change in the capital structure of the Company. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, the determination of which in that respect shall be final, binding, and conclusive; provided that no Incentive Option granted under the Plan shall be adjusted in a manner that causes the option to fail to continue to qualify as an incentive stock option within the meaning of
Section 422 of the Code.

24. REORGANIZATION OR LIQUIDATION OF THE COMPANY

     In the event of (a) a liquidation of the Company, or (b) a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, or (c) any sale of all or substantially all of the Company's assets, any unexercised options then outstanding under the Plan shall be deemed canceled unless the surviving corporation in any such merger, reorganization or consolidation or the acquiring corporation in any such sale elects to assume the options under the Plan or to issue substitute options in place thereof; provided, however, that if any options granted under the Plan would be canceled in accordance with the foregoing, the optionee shall have the right, exercisable during a 10-day period ending on the fifth day prior to the effective date of such liquidation, merger, reorganization, consolidation or sale, to exercise the optionee's Option in whole or in part without regard to any installment exercise provisions in the optionee's Option Agreement. If any options or portion thereof originally designated as Incentive Options would cease to qualify as incentive stock options under Section 422 of the Code as a result of the exercise of such options in accordance with the preceding sentence, then such Incentive Options or portion thereof shall be redesignated as Non-qualified Options. The Company shall give each Optionee at least thirty (30) days prior written notice of the anticipated effective date of any such liquidation, merger, reorganization, consolidation or sale. Notwithstanding anything in this Plan or in any Option Agreement to the contrary, (i) all option exercises effected during the foregoing 10-day period shall be deemed to be effective immediately prior to the closing of such liquidation, merger, reorganization, consolidation or sale and (ii), if the Company abandons or otherwise fails to close any such liquidation, merger, reorganization, consolidation or sale, then
(A) all exercises during the foregoing 10-day period shall cease to be effective ab initio and (B) the outstanding Options shall be exercisable as otherwise determined under the applicable Option Agreement and without consideration of this Section or the corresponding provisions of any Option Agreement.

25. APPROVAL OF SHAREHOLDERS; EFFECTIVE DATE

     This Plan shall not take effect until approved by the affirmative vote of the holders of a majority of the common stock of the Company present, or represented, and entitled to vote at a meeting of shareholders duly held in accordance with the laws of the State of California, solicited in accordance with the rules and regulations of the Securities and Exchange Commission, which approval must occur within the period beginning twelve (12) months before and ending twelve (12) months after the date such amendments are adopted by the Board of Directors.

26. OPTION AGREEMENTS

     The Option Agreements entered into hereunder shall contain such other provisions, including, without limitation, restrictions upon the exercise of an option, as the Committee shall deem advisable. Incentive Option Agreements shall contain such limitations and restrictions upon the exercise of options as shall be necessary in order that such options will constitute an "incentive stock option" as defined in Section 422 of the Code or to conform to any change in the law.

27. INDEMNIFICATION

     In addition to such other rights of indemnification as they may have as members of the Board, the members of the Committee administering the Plan shall be indemnified by the Company against reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his duties. The indemnification provided for in this Section shall be available only if, within sixty (60) days after institution of any such action, suit, or proceeding, the member of the Committee seeking indemnification shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.



                                *  *  *  *  *  *

PROXY

                             SANTA BARBARA BANCORP

          This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Donald M. Anderson, David W. Spainhour and Jay Donald Smith, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Santa Barbara Bancorp held of record by the undersigned on March 1, 1996 at the Annual Meeting of Shareholders to be held on April 23, 1996 or any adjournment thereof.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                                                 Please mark
                                                                your votes as
                                                                indicated in   X
                                                                this example.

                                                     FOR
                                                all nominees        WITHHOLD
                                                listed below        AUTHORITY
                                                 (except as      to vote for all
                                                marked to the       nominees
                                               contrary below)    listed below
1. ELECTION OF DIRECTORS
   (INSTRUCTION: To withhold authority to vote
   for any individual nominee write that
   nominee's name in the space provided below.)     / /               / /

Nominees:   Donald M. Anderson       Dale E. Hanst
            Frank Barranco, M.D.     Harry B. Powell
            Edward E. Birch          David W. Spainhour
            Richard M. Davis         WIlliam S. Thomas, Jr.
            Anthony Guntermann

                                                  FOR      AGAINST     ABSTAIN
2. PROPOSAL TO APPROVE THE COMPANY'S
   1996 DIRECTORS' STOCK OPTION PLAN.             / /        / /         / /

                                                  FOR      AGAINST     ABSTAIN
3. FOR APPROVAL TO INCREASE THE NUMBER
   OF SHARES ALLOCATED TO THE AMENDED
   AND RESTATED RESTRICTED STOCK OPTION
   PLAN.                                          / /        / /         / /

                                                  FOR      AGAINST     ABSTAIN
4. PROPOSAL TO APPROVE SELECTION OF
   ARTHUR ANDERSEN & CO. TO SERVE AS
   INDEPENDENT PUBLIC ACCOUNTANTS FOR
   SANTA BARBARA BANCORP FOR THE YEAR 1996.       / /        / /         / /

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

This proxy when properly executed and returned will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1, 2, 3 and 4. If any other business is presented at the meeting, this Proxy confers authority to and shall be voted in accordance with the recommendation of the Board of Directors. This Proxy confers the power of cumulative voting and the power to vote cumulatively for less than all of the nominees as described in the proxy statement.

---------------------------------------
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.





Signature(s)_______________________________________  Dated________________, 1996
Please date this Proxy and sign exactly as the name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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
                                 CORRECTIONS
                                      TO
                               PROXY STATEMENT
                                     FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                                      OF
                            SANTA BARBARA BANCORP

                          TO BE HELD APRIL 23, 1996


TO THE SHAREHOLDERS OF SANTA BARBARA BANCORP.

1. The 1995 salary of David W. Spainhour, Chairman of the Board of the Bank, included in the Summary Compensation Table on page 11 of the Proxy Statement was inadvertently overstated. Mr. Spainhour's salary for 1995 was $225,000.00.

2. The name "William S. Thompson, Jr." on page 17 should be "William S. Thomas, Jr."